--------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                             FINANCIAL SERVICES FUND
               --------------------------------------------------
               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2001



                        [SMITH BARNEY MUTUAL FUNDS LOGO]

            -------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
            -------------------------------------------------------

                                               [GRAPHIC OMITTED] Research Series

Annual Report o October 31, 2001

SMITH BARNEY FINANCIAL
SERVICES FUND

CITI FUND MANAGEMENT INC.

Citi Fund Management Inc. is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests at least 80% of its assets in securities of companies principally engaged in providing financial services to consumers and industries. These companies may include, for example, commercial banks, savings and loan associations, broker-dealers, investment banks, investment advisers, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies.

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
February 28, 2000

                     CLASS A           CLASS B          CLASS L
--------------------------------------------------------------------------------
NASDAQ               SBFAX             SBFBX            SFSLX
--------------------------------------------------------------------------------
INCEPTION            2/28/00           2/28/00          2/28/00
--------------------------------------------------------------------------------

SMITH BARNEY FINANCIAL SERVICES FUND*
AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

                        WITHOUT SALES CHARGES(1)
                  Class A     Class B    Class L
-------------------------------------------------
One-Year          (9.83)%     (10.54)%   (10.55)%
-------------------------------------------------
Since Inception+  14.63%      13.75%     13.74%
-------------------------------------------------

                          WITH SALES CHARGES(2)
                  Class A     Class B    Class L
-------------------------------------------------
One-Year          (14.34)%    (15.02)%   (12.33)%
-------------------------------------------------
Since Inception+  11.17%      11.54%     13.06%
-------------------------------------------------

* Since the Fund focuses its investments on companies involved in financial services, an investment in the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+    Inception date for Class A, B and L shares is February 28, 2000.

--------------------------------------------------------------------------------
WHAT'S INSIDE
Your Investment in the Smith Barney
Financial Services Fund .....................................................  1
Letter to Our Shareholders ..................................................  2
Fund at a Glance ............................................................  5
Schedule of Investments .....................................................  6
Statement of Assets and Liabilities .........................................  8
Statement of Operations .....................................................  9
Statement of Changes in Net Assets .......................................... 10
Notes to Financial Statements ............................................... 11
Financial Highlights ........................................................ 14
Independent Auditors' Report ................................................ 17
Tax Information ............................................................. 18

                        [SMITH BARNEY MUTUAL FUNDS LOGO]

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 YOUR INVESTMENT IN THE SMITH BARNEY FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

The Fund offers investors the opportunity to participate in the long-term growth potential of the financial services industry. The Fund's management team comprises a seasoned group of investment and research professionals who follow a systematic, rigorous approach designed to provide appropriate exposure to the financial sector.

[GRAPHIC OMITTED] FINANCIAL SERVICES -- A DYNAMIC MARKET SECTOR

                  Increased demand, combined with industry consolidation, evolving distribution channels and deregulation, may offer exciting investment opportunities in the financial services industry.

[GRAPHIC OMITTED] DIVERSIFICATION IN A TARGETED SECTOR*

                  An investment in the Fund offers investors a way to invest in the broad range of financial service companies both in the U.S. and abroad. The Fund's investments may include companies in a wide range of industries such as commercial banks, real estate and insurance, among others.

[GRAPHIC OMITTED] THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--
                  THE RESEARCH SERIES

                  While most investors recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as financial services, will outperform their competitors over time. The Research Series is a selection of funds built on a foundation of substantial buy-side research. Our team of experienced professionals seeks to offer you an opportunity to invest in the companies it believes are best positioned within their respective industries--companies that may offer growth potential over the long term.

                  Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of volatility, particularly in the short-term. Investors should maintain a long-term investment horizon, and should remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.


* Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program; the value of its shares may fluctuate more than shares invested in a broader range of industries.

   1 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

DEAR SHAREHOLDER:

Enclosed herein is the annual report for the Smith Barney Sector Series Inc.--Smith Barney Financial Services Fund (the "Fund") for the twelve-month period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

For the year ended October 31, 2001, the Fund's Class A, shares, without sales charges, returned negative 9.83%. In comparison, the Goldman Sachs Financials Index(1) returned negative 9.80% for the same time period. Past performance is not indicative of future results.

INVESTMENT STRATEGY

We seek to differentiate ourselves from the traditional approach to investment management in a number of ways that we believe can add value to clients' portfolios. Our management style can best be described as disciplined, yet flexible. Our global reach and local expertise enable us to nurture research teams with direct access to the regions and industries they cover. Our research organization is centered on a team approach to equity research and selection by covering hundreds of companies and working closely together, both within and across industry teams to reach a prudent consensus.

                         A THREE-STEP RESEARCH PROCESS

       ----------------         ----------------         ----------------
         FUNDAMENTAL   ------->   QUANTITATIVE  -------> ACTIVE PORTFOLIO
           RESEARCH                 RESEARCH                MANAGEMENT
       ----------------         ----------------         ----------------

Each stock analyst builds intensive, detailed company models that anticipate a particular company's financial performance. These models are based on the company's competitive position within the industry, its quality of product offerings, and its costs and risks. These models detail the analyst's assumptions for potential profitability for the company going forward, and provide some of the necessary information to forecast company fundamentals and make stock recommendations. Our analysts strive for consistency in industry and accounting assumptions, which in turn can allow for better comparisons of earnings forecasts.

Our research can add value to active portfolio management by providing timely, unbiased information for our decision-making processes. Our team combines on-site company visits with exhaustive research in order to uncover the companies that we believe have:

o superior products or services

o outstanding managements

o solid balance sheets

o market leadership

o leading innovation

----------
(1) THE GOLDMAN SACHS FINANCIALS INDEX IS COMPOSED OF COMPANIES IN THE BANKING SERVICES, BROKERAGE, ASSET MANAGEMENT, INSURANCE AND REAL ESTATE INDUSTRIES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

   2 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

In our opinion, these strengths can create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

Our valuation framework is based on the Dividend Discount Model ("DDM"), which allows for estimation of returns to fair value; that is, the DDM compares a company's future discounted dividend stream to its current stock price. We believe this is a valuable, consistent method with which to value securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then carefully considers the DDM valuation along with other fundamental factors to produce an investment rating for a company's stock.

MARKET AND FUND REVIEW

The U. S. Federal Reserve Board (the "Fed") began the year 2001 with an aggressive campaign of easing monetary policy (i.e., reducing key short-term interest rates) in an effort to bolster a flagging economy. Through August 2001, the Fed had cut short-term interest rates seven times, from 6.5% to 3.5%, and appeared to be nearing the end of its rate cutting campaign. Since the September 11th terrorist attacks, the Fed has pumped additional liquidity into the system and reduced short-term interest rates four times; once with an intra-meeting move on September 17th, before the equity market reopened after the terrorist attack, once on October 2nd, and once on November 6th, which was after the reporting period ended, and again on December 11th. The federal funds rate(2) now stands at 1.75%, its lowest level in four decades. Congress has also enacted emergency spending measures and is working to craft a second package of tax cuts to help stimulate economic growth.

We remain optimistic about the financial sector, in spite of current economic conditions. While the financial industry has been significantly impacted by near-term economic conditions, we believe the sector's long-term, positive dynamics are unchanged. For example, we see favorable demographics and ongoing disintermediation trends continuing to benefit asset managers and capital markets players. In addition, we believe the financial sector in general is better prepared today from a risk control, earnings diversification and capital standpoint. Finally, while the financial services industry is cyclical, we continue to have a high level of confidence in its long-term profitability and growth potential. Historically, times of uncertainty such as these have proven to be excellent buying opportunities, particularly when aided by an accommodative Fed.

Over the past year, despite concerns about declining credit quality among U.S. corporations and financial institutions, banks that shifted their business mix away from traditional businesses benefited. In some cases, the markets have already discounted credit quality issues, and we think current stock prices in this sector represent long-term buying opportunities. Examples of this are companies that are executing well on their acquisitions, and that are starting to deliver synergy benefits from them. We expect these strengths to be reflected in their earnings in the coming year.

During the period, many European countries moved forward with pension reform, which benefited financial institutions focused on asset gathering. We expect further consolidation trends in several major markets in Europe, such as in the U.K., to deliver economy of scale benefits and synergies to shareholders. In Asia, we think the consolidation trend is even reaching countries such as Korea, which had a very fragmented financial services industry until recently.

We believe that the Fund is particularly well positioned to select companies during times of heightened volatility because our analysis considers a time frame that looks beyond the current quarter's, and even the current year's, earnings. Our evaluation tool is the DDM, described earlier, which projects the long-term growth of cash flows in a business. This enables our team to look past the troughs and peaks in earnings. During times of increased volatility and uncertain earnings, we have often shifted weightings toward companies that we perceive to be undervalued.

----------
(2) THE FEDERAL FUNDS RATE ("FED FUNDS RATE") IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE.

   3 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

At present, we continue to see substantial long-term value in the financial services sector--particularly in the shares of companies with the highest perceived near-term earnings risk.

FUND AND MARKET OUTLOOK

Looking forward, we expect the trends of disintermediation, consolidation and advances in technology will continue to benefit the financial services sector and continue to expand throughout the rest of 2001 and well into next year. We also believe that companies that are proactively identifying and participating in these trends on a global basis today will likely be tomorrow's winners. As usual, however, we expect volatility to remain a part of the Financial Services sector.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Financial Services Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

DECEMBER 12, 2001

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGER(S) AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND. PLEASE REFER TO PAGES 6 THROUGH 7 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF OCTOBER 31, 2001 AND IS SUBJECT TO CHANGE.

   4 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SMITH BARNEY FINANCIAL SERVICES FUND AT A GLANCE
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY FINANCIAL SERVICES FUND VS. GOLDMAN SACHS FINANCIALS INDEX
--------------------------------------------------------------------------------
       FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) -- OCTOBER 31, 2001

        [The table below represents a line chart in the printed report.]

                           Goldman Sachs                Smith Barney
                         Financials Index*    Financial Services Fund Class A
                         ----------------     -------------------------------
                              10000                      9500
Feb. 28, 2000                 10000                      9516.67
                              11759                      11108.3
Apr 2000                      11348.6                    10725
                              11992.1                    11358.3
Jun 2000                      11330.1                    10741.7
                              12353.2                    11641.7
Aug 2000                      13545.3                    12758.3
                              14005.9                    13266.7
Oct 2000                      13914.8                    13241.7
                              13233                      12516.7
Dec 2000                      14671.4                    13833.3
                              14570.2                    13764.5
Feb 2001                      13764.5                    13041.4
                              13391.4                    12705.6
Apr 2001                      13826.6                    13093
                              14404.6                    13618.1
Jun 2001                      14411.8                    13618.1
                              14300.8                    13566.5
Aug 2001                      13625.8                    12869.2
                              12892.8                    12215
Oct. 31, 2001                 12551.1                    11930.9


A $10,000 investment in the Fund made on February 28, 2000 would have grown to $11,931 with sales charge (as of October 31, 2001). The graph shows how the Fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Goldman Sachs Financials Index is comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------

 1. AMERICAN INTERNATIONAL GROUP .......................................... 7.2%

 2. BANK OF AMERICA CORP .................................................. 6.2%

 3. WELLS FARGO & CO ...................................................... 5.1%

 4. FEDERAL NATIONAL MORTGAGE ASSOCIATION ................................. 5.1%

 5. FEDERAL HOME LOAN MORTGAGE CORP ....................................... 4.7%

 6. J.P. MORGAN & CO. INC ................................................. 4.6%

 7. BERKSHIRE HATHAWAY INC ................................................ 4.3%

 8. BANK ONE CORP ......................................................... 3.1%

 9. WACHOVIA CORP ......................................................... 3.1%

10. AMERICAN EXPRESS CO ................................................... 3.1%

* As a percentage of total investments.

--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------
                     1.9%   Consumer Services
                     2.5%   Savings & Loans
                     0.8%   Real Estate
                    10.0%   Brokers & Investment Managers
                    21.0%   Financials Companies & Services
                    22.0%   Insurance
                    41.8%   Banks


   5 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       OCTOBER 31, 2001
--------------------------------------------------------------------------------

   SHARES                      SECURITY                               VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 100%
BANKS -- 41.8%
      37,290     Amsouth Bancorp                                    $   644,744
      83,385     Bank of America Corp.                                4,918,881
      32,256     Bank of Montreal                                       689,311
      34,136     Bank of New York                                     1,160,965
      74,067     Bank One Corp.                                       2,458,284
      24,102     Canadian Imperial Bank                                 742,824
       8,247     Comerica                                               380,104
      34,340     Huntington Bancshares Inc.                             529,866
     101,787     J.P. Morgan & Co. Inc.                               3,599,188
      20,510     KeyCorp                                                436,043
       9,260     M & T Bank Corp.                                       606,530
      10,425     Marshall & Ilsley Corp.                                611,322
      34,319     Mellon Financial Corp.                               1,153,118
       9,600     Northern Trust Corp.                                   484,704
      23,209     Regions Financial Corp.                                624,554
      34,690     Royal Bank of Canada                                 1,023,355
      29,698     Southtrust Corp.                                       672,957
      14,600     State Street Corp.                                     664,884
      29,480     Suntrust Banks Inc.                                  1,764,673
      31,361     Synovus Financial Corp.                                721,930
      31,081     Toronto Dominion Bank                                  699,633
      17,383     Unionbancal Corp.                                      580,418
      52,000     U.S. Bancorp                                           924,560
      92,932     Wachovia Corp.                                       2,417,615
     101,693     Wells Fargo & Co.                                    4,016,874
       9,663     Zions Bancorp                                          463,051
--------------------------------------------------------------------------------
                                                                     32,990,388
--------------------------------------------------------------------------------
BROKERS & INVESTMENT MANAGERS -- 10.0%
      10,363     Bear Stearns Companies Inc.                            559,602
      62,674     Charles Schwab Corp.                                   807,241
      15,489     Franklin Resources Inc.                                497,197
      21,057     Goldman Sachs Group Inc.                             1,645,815
      11,362     Lehman Brothers Holdings Inc.                          709,671
      35,690     Merrill Lynch & Co. Inc.                             1,560,010
      42,506     Morgan Stanley Dean Witter & Co.                     2,079,394
--------------------------------------------------------------------------------
                                                                      7,858,930
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.9%
      22,340     H&R Block Inc.                                         761,347
       9,420     U.S.A. Education Inc.                                  768,295
--------------------------------------------------------------------------------
                                                                      1,529,642
--------------------------------------------------------------------------------
FINANCIAL COMPANIES & SERVICES -- 21.0%
      81,947     American Express Co.                                 2,411,700
      26,985     Aon Corp.                                            1,026,509
      28,200     Concord EFS, Inc.*                                     771,834
      54,791     Federal Home Loan Mortgage Corp.                     3,715,926
      49,213     Federal National Mortgage Association                3,984,284
      23,370     Household International Inc.                         1,222,251
      20,108     Marsh & McLennan Companies Inc.                      1,945,449
      45,500     Paychex, Inc.                                        1,458,730
--------------------------------------------------------------------------------
                                                                     16,536,683
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

  6 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2001
--------------------------------------------------------------------------------

   SHARES                      SECURITY                               VALUE
--------------------------------------------------------------------------------
INSURANCE -- 22.0%
      42,480     Aflac Inc.                                         $ 1,039,061
      18,048     Allstate Corp.                                         566,346
      71,838     American International Group                         5,646,467
          48     Berkshire Hathaway Inc.*                             3,417,600
      12,436     Cincinnati Financial Corp.                             462,619
      11,196     Hartford Financial Services Group                      604,584
      10,545     Jefferson Pilot Corp.                                  436,036
      14,804     Lincoln National Corp.                                 626,949
      17,074     Loews Corp.                                            867,359
       9,331     MBIA Inc.                                              429,786
       7,194     MGIC Investment Corp.                                  372,218
       4,700     Progressive Corp.                                      651,937
      12,302     Protective Life Corp.                                  338,920
      22,065     XL Capital Ltd.                                      1,916,566
--------------------------------------------------------------------------------
                                                                     17,376,448
--------------------------------------------------------------------------------

REAL ESTATE -- 0.8%
      30,200     Prologis Trust                                         601,886
--------------------------------------------------------------------------------

SAVINGS & LOAN -- 2.5%
      13,860     Golden West Financial Corp.                            673,596
      43,067     Washington Mutual Inc.                               1,300,193
--------------------------------------------------------------------------------
                                                                      1,973,789
--------------------------------------------------------------------------------

                 TOTAL COMMON STOCK
                 (Identified Cost-- $81,545,371+)                   $78,867,766
================================================================================
 *  NON-INCOME PRODUCING SECURITY.
 + AGGREGATE COST FOR FEDERAL INCOME TAXES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

  7 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           OCTOBER 31, 2001
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $81,545,371)                        $ 78,867,766
   Cash                                                                  81,815
   Receivable for fund shares sold                                      184,593
   Dividends and interest receivable                                     98,198
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                      79,232,372
--------------------------------------------------------------------------------
LIABILITIES:
   Distribution fees payable                                             58,223
   Management fees payable                                               54,828
   Payable for Fund shares repurchased                                   94,984
   Accrued expenses and other liabilities                               138,633
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                    346,668
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 78,885,704
================================================================================
NET ASSETS:
   Par value of capital shares                                     $      5,733
   Capital paid in excess of par value                               77,546,329
   Accumulated net investment loss                                       (6,086)
   Accumulated net realized gain from security transactions           4,017,333
   Net unrealized appreciation of investments                        (2,677,605)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 78,885,704
--------------------------------------------------------------------------------
SHARES OUTSTANDING:
   Class A                                                            1,157,593
   -----------------------------------------------------------------------------
   Class B                                                            2,450,369
   -----------------------------------------------------------------------------
   Class L                                                            2,125,188
   -----------------------------------------------------------------------------
NET ASSET VALUE:
   Class A (and redemption price)                                        $13.87
   -----------------------------------------------------------------------------
   Class B *                                                             $13.73
   -----------------------------------------------------------------------------
   Class L **                                                            $13.73
   -----------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
   Class A (net asset value plus 5.26% of net asset
     value per share)                                                    $14.60
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset
     value per share)                                                    $13.87
================================================================================

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

** REDEMPTION  PRICE IS NAV OF CLASS L SHARES  REDUCED BY A 1.00% CDSC IF SHARES
   ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

   8 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2001
INVESTMENT INCOME:
   Dividends                                                       $  1,585,648
   Interest                                                              19,539
   Less: Foreign withholding tax                                        (14,841)
--------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                            1,590,346
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees(Note 2)                                            721,978
   Management fees (Note 2)                                             676,992
   Custody fees                                                         115,418
   Transfer Agent fees                                                   91,269
   Blue Sky fees                                                         90,326
   Shareholder communications                                            60,974
   Audit fees                                                            12,489
   Directors' fees                                                       10,410
   Legal fees                                                             9,146
   Registration fees                                                      1,622
   Other                                                                 19,211
--------------------------------------------------------------------------------
   TOTAL EXPENSES                                                     1,809,835
   Less: Aggregate amount waived by the Manager (Note 2)                (29,995)
--------------------------------------------------------------------------------
   NET EXPENSE                                                        1,779,840
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (189,494)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Gain From:
     Security transactions (excluding short-term securities)          4,230,334
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                          (13,564,862)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                              (9,334,528)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                             $ (9,524,022)
================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

   9 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FEBRUARY 28,
                                                                       2000
                                                                   (COMMENCEMENT
                                                     YEAR ENDED   OF OPERATIONS)
                                                     OCTOBER 31,  TO OCTOBER 31,
                                                         2001          2000
================================================================================
OPERATIONS:
   Net investment income (loss)                      $  (189,494)   $    18,454
   Net realized gain                                   4,230,334      2,373,977
   Increase (Decrease) in net unrealized
     appreciation (depreciation)                     (13,564,862)    10,887,257
--------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  (9,524,022)    13,279,688
--------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income                                 (95,070)            --
   Net realized gain                                  (2,395,612)            --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                (2,490,682)            --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                   44,425,917     67,499,965
   Net asset value of shares issued for reinvestment
     of dividends                                      2,389,628             --
   Cost of shares reacquired                         (29,750,436)    (6,944,354)
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                               17,065,109     60,555,611
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                 5,050,405     73,835,299
NET ASSETS:
   Beginning of period                                73,835,299             --
================================================================================
   END OF PERIOD*                                    $78,885,704    $73,835,299
================================================================================

* Includes accumulated net investment loss and
  undistributed net investment income of:            $    (6,086)    $    87,112
================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

  10 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Smith Barney Financial Services Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Biotechnology Fund and Smith Barney Global Media & Telecommunications Fund. The Fund commenced operations on February 28, 2000.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence: (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific indentification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2001, reclassifications were made to the Funds' capital accounts to reflect permanent book/tax difference and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $197,802 to accumulated net investment loss from accumulated net realized gain. Net investment income, net realized gains and net assets were not affected by this adjustment and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

  11 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2.   Management Agreement and Other Transactions

Smith Barney Citi Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SBFM has delegated the daily management of the Portfolio to Citi Fund Management Inc. (the "Subadviser"), an affiliate of SBFM. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $676,992, of which $29,995 was voluntarily waived for the year ended October 31, 2001.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, the Fund paid transfer agent fees of $79,307 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended October 31, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:

                                           CLASS A        CLASS B       CLASS L
================================================================================
CDSCs                                      $     --       $127,000       $18,000
--------------------------------------------------------------------------------
Sales Charges                              $141,000       $121,000       $64,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the year ended October 31, 2001, total Distribution Plan fees incurred were:

                                           CLASS A        CLASS B       CLASS L
================================================================================
Distribution Plan Fees                    $ 41,421       $347,320       $333,237
================================================================================

All officers and one Director of the Fund are employees of SSB.

3.   Investments

During the year ended  October 31, 2001,  the  aggregate  cost of purchases  and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

================================================================================
Purchases                                                            $50,323,132
--------------------------------------------------------------------------------
Sales                                                                $35,484,199
================================================================================

At October 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 5,882,026
Gross unrealized depreciation                                        (8,559,631)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                          $(2,677,605)
================================================================================

  12 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5.   Concentration of Risk

The Fund normally invests at least 80% of its assets in financial services related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6.   Capital Shares

At October 31, 2001, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2001, total paid-in capital amounted to the following for each class:

                                   CLASS A           CLASS B          CLASS L
================================================================================
Total Paid-in Capital            $15,704,170       $33,411,987       $28,435,905
================================================================================

Transactions in shares of each class were as follows:

                                                                                                        FEBRUARY 28, 2000
                                                             YEAR ENDED                           (COMMENCEMENT OF OPERATIONS)
                                                          OCTOBER 31, 2001                             TO OCTOBER 31, 2000
                                               --------------------------------------       ----------------------------------------
                                                  SHARES                   AMOUNT                SHARES                   AMOUNT
====================================================================================================================================
CLASS A
Shares sold                                       1,041,216             $ 16,079,488             1,080,686            $  14,251,729
Shares issued on reinvestment                        33,106                  532,012                    --                       --
Shares reacquired                                  (815,408)             (12,515,651)             (182,007)              (2,630,341)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                        258,914            $   4,095,849               898,679            $  11,621,388
====================================================================================================================================
CLASS B
Shares sold                                       1,174,964             $ 18,038,214             1,940,132            $  25,240,302
Shares issued on reinvestment                        56,651                  906,803                    --                       --
Shares reacquired                                  (596,473)              (8,968,996)             (124,905)              (1,775,908)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                        635,142             $  9,976,021             1,815,227            $  23,464,394
====================================================================================================================================
CLASS L
Shares sold                                         671,068             $ 10,308,215             2,129,426            $  28,007,934
Shares issued on reinvestment                        59,389                  950,813                    --                       --
Shares reacquired                                  (557,476)              (8,265,789)             (177,219)              (2,538,105)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                        172,981             $  2,993,239             1,952,207            $  25,469,829
====================================================================================================================================

  13 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:
                                                               FEBRUARY 28, 2000
                                                               (COMMENCEMENT OF
                                               YEAR ENDED       OPERATIONS) TO
CLASS A SHARES                              OCTOBER 31, 2001   OCTOBER 31, 2000
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD             $15.89             $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income                           0.06               0.05
   Net realized and unrealized gain (loss)        (1.55)              4.44
--------------------------------------------------------------------------------
Total Income From Operations                      (1.49)              4.49
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                          (0.06)                --
   Net realized gain                              (0.47)                --
--------------------------------------------------------------------------------
Total Distributions                               (0.53)                --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $13.87             $15.89
--------------------------------------------------------------------------------
TOTAL RETURN                                      (9.83)%            39.39%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                $16,050            $14,276
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                        1.50%              1.51%+
   Net investment income                           0.39%              0.69%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              42%                26%
================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

   Net investment income per share                $0.05              $0.05
   RATIOS:
   Expenses to average net assets                  1.53%              2.06%+
   Net investment income to average net assets     0.35%              0.14%+
================================================================================
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

  14 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:
                                                              FEBRUARY 28, 2000
                                                              (COMMENCEMENT OF
                                              YEAR ENDED       OPERATIONS) TO
CLASS B SHARES                             OCTOBER 31, 2001   OCTOBER 31, 2000
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD            $ 15.81            $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                            (0.05)             (0.01)
   Net realized and unrealized gain (loss)        (1.55)              4.42
--------------------------------------------------------------------------------
Total Income From Operations                      (1.60)              4.41
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                          (0.01)                --
   Net realized gain                              (0.47)                --
--------------------------------------------------------------------------------
Total Distributions                               (0.48)                --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 13.73            $ 15.81
--------------------------------------------------------------------------------
TOTAL RETURN                                     (10.54)%            38.68%++
NET ASSETS, END OF PERIOD (000S)                $33,649            $28,696
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                        2.25%              2.26%+
   Net investment loss                            (0.36)%            (0.07)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              42%                26%
================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

   Net investment loss per share                $ (0.06)           $ (0.06)
   RATIOS:
   Expenses to average net assets                  2.28%              2.81%+
   Net investment loss to average net assets      (0.40)%            (0.62)%+
================================================================================
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

  15 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:
                                                               FEBRUARY 28, 2000
                                                               (COMMENCEMENT OF
                                                YEAR ENDED      OPERATIONS) TO
CLASS L SHARES                               OCTOBER 31, 2001  OCTOBER 31, 2000
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD            $ 15.81            $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                            (0.05)             (0.01)
   Net realized and unrealized gain (loss)        (1.55)              4.42
--------------------------------------------------------------------------------
Total Income From Operations                      (1.60)              4.41
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                          (0.01)                --
   Net realized gain                              (0.47)                --
--------------------------------------------------------------------------------
Total Distributions                               (0.48)                --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 13.73            $ 15.81
--------------------------------------------------------------------------------
TOTAL RETURN                                     (10.55)%            38.68%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                $29,187            $30,863
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                        2.25%              2.26%+
   Net investment loss                            (0.36)%            (0.08)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              42%                26%
================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

   Net investment loss per share                $ (0.06)           $ (0.07)
   RATIOS:
   Expenses to average net assets                  2.29%              2.81%+
   Net investment loss to average net assets      (0.39)%            (0.63)%+
================================================================================
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

  16 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTOR SERIESINC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Financial Services Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2001, the related statement of operations, changes in net assets and financial highlights for the year ended October 31, 2001 and for the period February 28, 2000 (Commencement of Operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, the results of its operations, the changes in its net assets and financial highlights for the year ended October 31, 2001 and for the period February 28, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                                      /s/ KPMG LLP



New York, New York
December 12, 2001


  17 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended October 31, 2001:

o  A corporate dividends received deduction of 22.41%.

A total of 0.03% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.



  18 SMITH BARNEY FINANCIAL SERVICES FUND | 2001 Annual Report to Shareholders

(This page intentionally left blank.)

(This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------
        DIRECTORS                               INVESTMENT MANAGER
        Herbert Barg                            Smith Barney Fund Management LLC
        Alfred J. Bianchetti
        Martin Brody
        Dwight B. Crane                         INVESTMENT SUBADVISER
        Burt N. Dorsett                         Citi Fund Management Inc.
        Elliot S. Jaffe
        Stephen E. Kaufman
        Joseph J. McCann                        DISTRIBUTORS
        Heath B. McLendon, Chairman             Salomon Smith Barney, Inc.
        Cornelius C. Rose, Jr.                  PFS Distributors Inc.
        James J. Crisona, Emeritus

                                                CUSTODIAN
        OFFICERS                                State Street Bank & Trust Co.
        Heath B. McLendon
        President and Chief Executive Officer
                                                TRANSFER AGENT
        Lewis E. Daidone                        Citi Fiduciary Trust Company
        Senior Vice President and Treasurer     125 Broad Street, 11th Floor
                                                New York, New York 10004
        Irving P. David
        Controller
                                                SUB-TRANSFER AGENT
        Christina T. Sydor                      PFPC Global Fund Services
        Secretary                               P.O. Box 9699
                                                Providence, Rhode Island
                                                02940-9699
        ------------------------------------------------------------------------

SMITH BARNEY FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                                        This  report is  submitted  for  general
                                        information of the shareholders of Smith
                                        Barney   Sector  Series  Inc.  --  Smith
                                        Barney  Financial  Services Fund, but it
                                        may  also be used  as  sales  literature
                                        when  preceded  or  accompanied  by  the
                                        current Prospectus,  which gives details
                                        about  charges,   expenses,   investment
                                        objectives and operating policies of the Fund. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.


                                        SMITH BARNEY FINANCIAL SERVICES FUND
                                        Smith Barney Mutual Funds
                                        125 Broad Street, MF-2
                                        New York, New York 10004



                                        For  complete  information  on any Smith
                                        Barney    Mutual    Funds,     including
                                        management  fees and  expenses,  call or
                                        write your financial  professional for a
                                        free   prospectus.   Read  it  carefully
                                        before you invest or send money.



                                        www.smithbarney.com/mutualfunds


                                        [SALOMON SMITH BARNEY LOGO]

                                        Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                                        FD02127 12/01

               --------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                              HEALTH SCIENCES FUND
               --------------------------------------------------
               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2001



                        [SMITH BARNEY MUTUAL FUNDS LOGO]

             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

                                               [GRAPHIC OMITTED] Research Series

Annual Report o October 31, 2001

SMITH BARNEY HEALTH
SCIENCES FUND

CITI FUND MANAGEMENT INC.

Citi Fund Management Inc. is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.

 FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
February 28, 2000

                        CLASS A              CLASS B             CLASS L
--------------------------------------------------------------------------------
NASDAQ                  SBIAX                SBHBX               SBHLX
--------------------------------------------------------------------------------
INCEPTION               2/28/00              2/28/00             2/28/00
--------------------------------------------------------------------------------

SMITH BARNEY HEALTH SCIENCES FUND*
AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

                                          WITHOUT SALES CHARGES(1)
                              Class A             Class B             Class L
--------------------------------------------------------------------------------
One Year                      (9.83)%             (10.51)%            (10.51)%
--------------------------------------------------------------------------------
Since Inception+               8.49%                7.68%               7.68%
--------------------------------------------------------------------------------

                                             WITH SALES CHARGES(2)
                              Class A             Class B             Class L
--------------------------------------------------------------------------------
One Year                     (14.32)%             (14.87)%            (12.30)%
--------------------------------------------------------------------------------
Since Inception+               5.22%                5.39%               7.04%
--------------------------------------------------------------------------------

* Since the Fund focuses its investments on companies involved in the health sciences, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+    Inception date for Class A, B and L shares is February 28, 2000.

--------------------------------------------------------------------------------
WHAT'S INSIDE
Your Investment in the Smith Barney
Health Sciences Fund ........................................................  1
Letter to Our Shareholders ..................................................  2
Fund at a Glance ............................................................  5
Schedule of Investments .....................................................  6
Statement of Assets and Liabilities .........................................  8
Statement of Operations .....................................................  9
Statement of Changes in Net Assets .......................................... 10
Notes to Financial Statements ............................................... 11
Financial Highlights ........................................................ 14
Independent Auditors' Report ................................................ 17
Tax Information ............................................................. 18

                        [SMITH BARNEY MUTUAL FUNDS LOGO]

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 YOUR INVESTMENT IN THE SMITH BARNEY HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

The  Fund  seeks  to offer  investors  the  opportunity  to  participate  in the long-term growth potential of the health sciences industry. The Fund's management team is comprised of a seasoned group of investment and research professionals who follow a systematic, rigorous approach designed to provide appropriate exposure to the health sciences sector.



[GRAPHIC OMITTED] POPULATION CHANGES CAUSING DEMAND TO RISE

                  Americans are living longer than ever before, and because spending on healthcare typically increases with age, the demand for health services and products is expected to rise. Offering investors a convenient way to participate in the potential growth of this sector, the management team carefully monitors new trends and shifting demands related to healthcare.

[GRAPHIC OMITTED] DIVERSIFICATION IN A TARGETED SECTOR*

                  An investment in the Fund offers investors a way to invest in a broad range of companies in the health sciences sector. The Fund's investments may include companies in a wide range of industries such as biotechnology, pharmaceuticals and managed healthcare.

[GRAPHIC OMITTED] THE BENEFITS OF EXHAUSTIVE  FUNDAMENTAL  SECURITIES ANALYSIS--
                  THE RESEARCH SERIES

                  While most investors recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as health sciences, will outperform their competitors over time. The Research Series is a selection of funds built on a foundation of substantial buy-side research. Our team of experienced professionals seeks to offer you an opportunity to invest in the companies it believes are best positioned within their respective industries--companies that may offer growth potential over the long term.

                  Yet,  when  investing  in a sector  fund,  it is  important to understand  that  these  funds may  experience  a  significant amount of volatility, particularly in the short-term. Investors should maintain a long-term investment horizon, and should remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.



* Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program, and the value of its shares may fluctuate more than shares invested in a broader range of industries.

     1 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report toShareholders

DEAR SHAREHOLDER,

Enclosed herein is the annual report for the Smith Barney Sector Series Inc.--Smith Barney Health Sciences Fund (the "Fund") for the twelve-month period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

For the year ended October 31, 2001, the Fund's Class A shares, without sales charges, returned negative 9.83%. In comparison, the Goldman Sachs Healthcare
Index(1) returned negative 10.57% for the same time period. Please note that past performance is not indicative of future results.

INVESTMENT STRATEGY

We seek to differentiate ourselves from the traditional approach to investment management in a number of ways that we believe can add value to clients' portfolios. Our management style can best be described as disciplined, yet flexible. Our global reach and local expertise enable us to nurture research teams with direct access to the regions and industries they cover. Our research organization is centered on a team approach to equity research and selection by covering hundreds of companies and working closely together, both within and across industry teams to reach a prudent consensus.

                         A THREE-STEP RESEARCH PROCESS

       ----------------         ----------------         ----------------
         FUNDAMENTAL   ------->   QUANTITATIVE  -------> ACTIVE PORTFOLIO
           RESEARCH                 RESEARCH                MANAGEMENT
       ----------------         ----------------         ----------------

Each stock analyst builds intensive, detailed company models that anticipate a particular company's financial performance. These models are based on the company's competitive position within the industry, its quality of product offerings, and its costs and risks. These models detail the analyst's assumptions for potential profitability for the company going forward, and provide some of the necessary information to forecast company fundamentals and make stock recommendations. Our analysts strive for consistency in industry and accounting assumptions, which in turn can allow for better comparisons of earnings forecasts.

Our research can add value to active portfolio management by providing timely, unbiased information for our decision-making processes. Our team combines on-site company visits with exhaustive research in order to uncover the companies that we believe have:

o  superior products or services

o  outstanding managements

o  solid balance sheets

o  market leadership

o  leading innovation

In our opinion, these strengths can create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

Our valuation framework is based on the Dividend Discount Model ("DDM"), which allows for estimation of returns to fair value; that is, the DDM compares a company's future discounted dividend stream to its current stock price. We believe this is a valuable, consistent method with which to value securities. The DDM-based valuation process, in our view, provides a

----------
(1) THE GOLDMAN SACHS HEALTHCARE INDEX IS COMPOSED OF HEALTH CARE SERVICE COMPANIES, INCLUDING LONG-TERM CARE AND HOSPITAL FACILITIES, HEALTH CARE MANAGEMENT ORGANIZATIONS AND CONTINUING CARE SERVICES AND PHARMACEUTICAL COMPANIES. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


    2 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then carefully considers the DDM valuation along with other fundamental factors to produce an investment rating for a company's stock.

MARKET AND FUND REVIEW

Demand for healthcare products and services has historically tended to be unaffected by short-term changes in the economy. This is because consumers will generally continue to spend on healthcare regardless of whether the economy is good or bad. For this reason, healthcare stocks are referred to as "defensive," meaning that they tend to hold their value better than other sectors' stocks in down markets. During times of economic recovery, however, investors typically prefer to invest in more economically sensitive shares, that is, in stocks that are expected to experience the greatest rebounds as the market improves. At such times, the stable long-term growth that healthcare stocks offer becomes less appealing.

The U. S. Federal Reserve Board (the "Fed") began the year 2001 with an aggressive campaign of easing monetary policy (i.e., reducing key short-term interest rates) in an effort to bolster a flagging economy. Through August 2001, the Fed had cut short-term interest rates seven times, from 6.5% to 3.5%, and appeared to be nearing the end of its rate cutting campaign. Since the September 11th terrorist attacks, the Fed has pumped additional liquidity into the system and reduced short-term interest rates four times; once with an intra-meeting move on September 17th, before the equity market reopened after the terrorist attack, once on October 2nd, once on November 6th, which was after the reporting period ended, and again on December 11th. The federal funds rate(2) now stands at 1.75%, its lowest level in four decades. Congress has also enacted emergency spending measures and is working to craft a second package of tax cuts to help stimulate economic growth.

Because rate cuts are generally viewed as a precursor to economic recovery, healthcare stocks suffered early in the year. The Fund was not immune from these trends. Toward the end of the period, the terrorist attacks of September 11th once again raised the threat of global recession. Consequently, at the time of this report, the healthcare sector had experienced a rebound.

MARKET AND FUND OUTLOOK

Looking forward, we expect the demand for healthcare products and services to remain robust. We believe that new areas of scientific discovery, such as genomics, should provide great product opportunities for healthcare companies for years to come, helping to drive earnings growth above that of the broader market. Of course, there can be no assurance that this will, in fact, happen.

Over the next six to twelve months, due to the global economic slowdown, we expect healthcare stocks to outperform the broader market in terms of earnings growth. In addition, the industry is in the process of launching a number of new, innovative products that we feel will help support and drive earnings growth over the coming three to five years. Our focus is on finding the companies that are set to launch commercially meaningful products--companies that we believe are undervalued in today's market. In doing so, our goal for the Fund is to invest in a portfolio of companies that will continue outperform the broader basket of healthcare stocks. As usual, however, we expect volatility to remain a part of the Health Sciences sector.


----------
(2) THE FEDERAL FUNDS RATE ("FED FUNDS RATE") IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE.

    3 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Health Sciences Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman

DECEMBER 12, 2001

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGER(S) AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND. PLEASE REFER TO PAGES 6 THROUGH 7 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF OCTOBER 31, 2001 AND IS SUBJECT TO CHANGE.



     4 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY HEALTH SCIENCES FUND AT A GLANCE
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY HEALTH SCIENCES FUND VS. GOLDMAN SACHS HEALTHCARE INDEX

        [The table below represents a line chart in the printed report.]
--------------------------------------------------------------------------------

        FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) - OCTOBER 31, 2001

                                 Smith Barney         Goldman Sachs
                             Health Sciences Fund   Healthcare Index*
                                   Class A
                   2/28/00           9500                10000
                   2/29/00           9550                10000
                   3/31/00           9450                9932
                   4/28/00           9825                10376
                   5/31/00           10225               10781.7
                   6/30/00           11391.7             11954.7
                   7/31/00           11016.7             11550.6
                   8/31/00           11375               11967.6
                   9/30/00           11858.3             12495.4
                   10/31/00          12075               12796.5
                   11/30/00          12191.7             12977
                   12/31/00          12609.2             13446.7
                   1/31/01           11402.2             12205.6
                   2/28/01           11385.1             12148.2
                   3/31/01           10443.4             11064.6
                   4/30/01           10888.6             11548.1
                   5/31/01           11153.9             11802.2
                   6/30/01           10905.7             11504.8
                   7/31/01           11136.8             11820
                   8/31/01           10871.5             11517.4
                   9/30/01           10751.6             11427.6
                   10/31/01          10888.6             11443.6

A $10,000 investment in the Fund made on February 28, 2000 would have grown to $10,889 with sales charge (as of October 31, 2001). The graph shows how the fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Goldman Sachs Healthcare Index is comprised of health care service companies, including long-term care and hospital facilities, health care management organizations and continuing care services and pharmaceutical companies. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------

 1. JOHNSON & JOHNSON, INC ................................................ 8.2%
 2. ELI LILLY & CO ........................................................ 7.1%
 3. PFIZER, INC ........................................................... 6.0%
 4. AMGEN, INC ............................................................ 5.8%
 5. ABBOTT LABS ........................................................... 5.5%
 6. MERCK & CO., INC ...................................................... 4.6%
 7. BRISTOL MYERS-SQUIBB CO ............................................... 4.4%
 8. GENENTECH INC ......................................................... 4.2%
 9. MEDTRONIC, INC ........................................................ 4.0%
10. BAXTER INTERNATIONAL, INC ............................................. 2.9%

* As a percentage of total investments.

--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------

                      1.1%    Mult-Line Insurance
                      1.4%    Generic Drugs
                      1.9%    Other Pharmaceuticals
                      2.7%    Managed Healthcare
                      3.2%    Hospital Nursing Management
                      3.7%    Medical/Dental Distributions
                      4.0%    Medical Electronics
                      5.9%    Services to the Health Industry
                      8.8%    Medical Specialties
                      0.6%    Short-Term Obligation
                     22.5%    Biotechnology
                     44.2%    Major Pharmaceuticals


    5 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2001


   SHARES                      SECURITY                               VALUE
===============================================================================

COMMON STOCK -- 99.4%
BIOTECHNOLOGY -- 22.5%
      56,874     Abgenix, Inc.*                                     $ 1,694,276
      82,536     Amgen, Inc.*                                         4,689,695
      19,139     Apogent Technologies Inc.*                             448,235
      23,755     Biogen, Inc.*                                        1,306,525
      14,699     Chiron Corp.*                                          791,100
      64,900     Genentech Inc.*                                      3,391,025
      13,410     Genzyme Corp.*                                         723,470
       6,394     Gilead Sciences, Inc.*                                 402,183
      25,186     Human Genome Sciences, Inc.*                         1,073,679
       7,514     Idec Pharmaceuticals Corp.*                            450,690
      21,300     Medarex, Inc.*                                         438,780
      55,136     Medimmune, Inc.*                                     2,163,537
      25,058     Millennium Pharmaceuticals*                            637,977
-------------------------------------------------------------------------------
                                                                     18,211,172
-------------------------------------------------------------------------------
GENERIC DRUGS -- 1.4%
      19,005     Ivax Corp.*                                            390,553
      19,952     Mylan Labs, Inc.                                       735,630
-------------------------------------------------------------------------------
                                                                      1,126,183
-------------------------------------------------------------------------------
HOSPITAL NURSING MANAGEMENT -- 3.2%
      26,576     Health Management Association*                         517,966
      35,461     Tenet Healthcare Corp.*                              2,039,717
-------------------------------------------------------------------------------
                                                                      2,557,683
-------------------------------------------------------------------------------
MAJOR PHARMACEUTICALS -- 44.2%
      84,412     Abbott Labs                                          4,472,148
      50,062     American Home Products Corp.                         2,794,962
      66,498     Bristol Myers-Squibb Co.                             3,554,318
      74,604     Eli Lilly & Co.                                      5,707,206
     114,544     Johnson & Johnson, Inc.                              6,633,243
      57,914     Merck & Co., Inc.                                    3,695,492
     116,488     Pfizer, Inc.                                         4,880,847
      47,379     Pharmacia Corp.                                      1,919,797
      40,514     Schering-Plough Corp.                                1,506,311
      13,199     Shire Pharmaceuticals Group PLC*                       589,995
-------------------------------------------------------------------------------
                                                                     35,754,319
-------------------------------------------------------------------------------
MANAGED HEALTH CARE -- 2.7%
      23,854     UnitedHealth Group Inc.                              1,568,400
       5,544     Wellpoint Health Networks, Inc.*                       618,655
-------------------------------------------------------------------------------
                                                                      2,187,055
-------------------------------------------------------------------------------
MEDICAL/DENTAL DISTRIBUTORS -- 3.7%
      28,396     Andrx Corp.*                                         1,843,752
       5,296     Cardinal Health Inc.                                   355,415
      22,654     McKesson, Inc.                                         837,971
-------------------------------------------------------------------------------
                                                                      3,037,138
-------------------------------------------------------------------------------
MEDICAL ELECTRONICS -- 4.0%
      79,854     Medtronic, Inc.                                      3,218,116
-------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

    6 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2001
-------------------------------------------------------------------------------

   SHARES                      SECURITY                               VALUE
===============================================================================
MEDICAL SPECIALTIES -- 8.8%
      48,534     Baxter International, Inc.                         $ 2,347,590
      14,127     Becton Dickinson & Co.                                 505,747
      25,329     Biomet, Inc.*                                          772,534
      38,464     Boston Scientific Corp.*                               874,671
       9,649     C.R. Bard, Inc.                                        529,730
      19,326     Guidant Corp.*                                         802,222
      10,304     Hillenbrand Industries, Inc.                           546,318
      12,738     Stryker Corp.                                          716,406
-------------------------------------------------------------------------------
                                                                      7,095,218
-------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.1%
      12,432     Cigna Corp.                                            906,293
-------------------------------------------------------------------------------
OTHER PHARMACEUTICALS -- 1.9%
      11,539     Allergan, Inc.                                         828,385
       9,100     Forest Labs, Inc.*                                     676,858
-------------------------------------------------------------------------------
                                                                      1,505,243
-------------------------------------------------------------------------------
SERVICES TO THE HEALTH INDUSTRY -- 5.9%
      26,960     IMS Health, Inc.                                       576,135
      23,500     Laboratory Corp of America Holdings*                 2,025,700
      33,076     Quest Diagnostics, Inc.*                             2,162,509
-------------------------------------------------------------------------------
                                                                      4,764,344
-------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Identified Cost-- $78,885,814)                    $80,362,764
===============================================================================



    FACE
   AMOUNT                      SECURITY                               VALUE
===============================================================================
SHORT-TERM OBLIGATION -- 0.6%
    $483,000     State Street Bank & Trust Repurchase Agreement
                 2.55% due 11/1/01 proceeds at maturity
                 $483,034 (collateralized by $483,000 Federal
                 National Mortgage Association 4.75% due 5/22/03;
                 valued at $497,084)                                   $483,000
-------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100%
                 (Identified Cost -- $79,368,814+)                  $80,845,764
===============================================================================
* NON-INCOME PRODUCING SECURITY.
+ AGGREGATE COST FOR FEDERAL INCOME TAXES IS SUBSTANTIALLY THE SAME.


                       SEE NOTES TO FINANCIAL STATEMENTS.

    7 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           OCTOBER 31, 2001
-------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $79,368,814)                      $80,845,764
   Cash                                                                     688
   Receivable for Fund shares sold                                      287,717
   Dividends and interest receivable                                     54,737
-------------------------------------------------------------------------------
   TOTAL ASSETS                                                      81,188,906
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                     61,230
   Distribution fees payable                                             56,163
   Management fees payable                                               54,952
   Accrued expenses and other liabilities                               132,013
-------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                    304,358
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $80,884,548
===============================================================================
NET ASSETS:
   Par value of capital shares                                      $     6,421
   Capital paid in excess of par value                               78,883,648
   Accumulated net investment loss                                       (6,028)
   Accumulated net realized gain from security transactions             523,557
   Net unrealized appreciation of investments                         1,476,950
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $80,884,548
===============================================================================
SHARES OUTSTANDING:
   Class A                                                            1,557,373
   ----------------------------------------------------------------------------
   Class B                                                            2,719,102
   ----------------------------------------------------------------------------
   Class L                                                            2,144,625
   ----------------------------------------------------------------------------
NET ASSET VALUE:
   Class A (and redemption price)                                        $12.72
   ----------------------------------------------------------------------------
   Class B *                                                             $12.56
   ----------------------------------------------------------------------------
   Class L **                                                            $12.56
   ----------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
   Class A (net asset value plus 5.26% of net asset
     value per share)                                                    $13.39
-------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset
     value per share)                                                    $12.69
===============================================================================
* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).
** REDEMPTION  PRICE IS NAV OF CLASS L SHARES  REDUCED BY A 1.00% CDSC IF SHARES
   ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

     8 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2001
INVESTMENT INCOME:
   Dividends                                                        $   655,852
   Interest                                                              17,830
-------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                              673,682
-------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                           634,852
   Management fees (Note 2)                                             616,546
   Custody fees                                                          93,562
   Transfer Agent fees                                                   87,641
   Blue Sky fees                                                         84,387
   Shareholder communications                                            35,568
   Legal fees                                                             9,825
   Registration fees                                                      3,455
   Audit fees                                                            17,333
   Directors' fees                                                       10,410
   Other                                                                 25,296
-------------------------------------------------------------------------------
   TOTAL EXPENSES                                                     1,618,875
   Less: Aggregate amount waived by the Manager (Note 2)                (20,876)
-------------------------------------------------------------------------------
   NET EXPENSES                                                       1,597,999
-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (924,317)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From:
      Security transactions (excluding short-term securities)         1,318,719
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                           (8,819,865)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                              (7,501,146)
-------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                              $(8,425,463)
===============================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

    9 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

STATEMENT OF CHANGES IN NET ASSETS

                                                               FEBRUARY 28, 2000
                                                                 (COMMENCEMENT
                                                YEAR ENDED     OF OPERATIONS) TO
OPERATIONS:                                  OCTOBER 31, 2001   OCTOBER 31, 2000
================================================================================
   Net investment loss                          $(924,317)          $(407,396)
   Net realized gain                            1,318,719           1,930,048
   Increase (Decrease) in net unrealized
     appreciation (depreciation)               (8,819,865)         10,296,815
--------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS                           (8,425,463)         11,819,467
--------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net realized gain                           (2,161,023)                 --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                         (2,161,023)                 --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares            39,335,690          70,184,936
   Net asset value of shares issued for
     reinvestment of dividends                  2,080,857                  --
   Cost of shares reacquired                  (21,891,490)        (10,058,426)
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                        19,525,057          60,126,510
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                          8,938,571          71,945,977
NET ASSETS:
   Beginning of period                         71,945,977                  --
--------------------------------------------------------------------------------
   END OF PERIOD*                             $80,884,548         $71,945,977
================================================================================
* Includes accumulated net investment loss of:    $(6,028)            $(7,876)
================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

    10 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Smith Barney Health Sciences Fund is a non-diversified investment fund of the Smith Barney Series Inc. (the Company), a Maryland corporation. The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Technology Fund, Smith Barney Biotechnology Fund and Smith Barney Global Media & Telecommunications Fund. On February 28, 2000 the Fund commenced operations.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific indentification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2001, reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $926,165 to accumulated net investment loss, $692,604 from paid in capital and $233,561 from accumulated net realized gain. Net investment income, net realized gains and net assets were not affected by this adjustment; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized respectively.

    11 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2.   Management Agreement and
     Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. (SSBH), which, in turn, is a subsidiary of Citigroup Inc. (Citigroup), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SBFM has delegated the daily management of the Portfolio to Citibank Fund Management Inc., (the Subadviser), an affiliate of SBFM. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $616,546, of which $20,876 was waived for the year ended October 31, 2001.

Salomon Smith Barney Inc. (SSB), another subsidiary of SSBH, acts as the Fund's distributor, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company (CFTC), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services (PFPC) acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, the Fund paid transfer agent fees of $75,164 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge (CDSC) of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended October 31, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:

                                         CLASS A         CLASS B       CLASS L
================================================================================
CDSCs                                         $--            $--       $14,000
--------------------------------------------------------------------------------
Sales Charges                            $ 88,000            $--       $46,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the year ended October 31, 2001, total Distribution Plan fees incurred were:

                                            CLASS A       CLASS B       CLASS L
================================================================================
Distribution Plan Fees                     $ 45,277       $318,443      $271,132
================================================================================

All officers and one Director of the Fund are employees of SSB.

3.   Investments

During the year ended  October 31, 2001,  the  aggregate  cost of purchases  and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

================================================================================
Purchases                                                            $42,357,735
--------------------------------------------------------------------------------
Sales                                                                $26,037,172
================================================================================

At October 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 7,687,933
Gross unrealized depreciation                                        (6,210,983)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 1,476,950
================================================================================

4.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.


    12 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

5.   Concentration of Risk

The Fund normally invests at least 80% of its assets in health related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other politi cal, social or economic developments, all of which could affect the market and/or credit risk of the investments.


6.   Capital Shares

At October 31, 2001, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2001, total paid-in capital amounted to the following for each class:

                                   CLASS A           CLASS B           CLASS L
================================================================================
Total Paid-in Capital            $19,293,330       $33,758,678       $26,530,665
================================================================================


Transactions in shares of each class were as follows:

                                                                                                          FEBRUARY 28, 2000
                                                              YEAR ENDED                            (COMMENCEMENT OF OPERATIONS)
                                                           OCTOBER 31, 2001                              TO OCTOBER 31, 2000
                                                 ----------------------------------------------------------------------------------
                                                   SHARES                  AMOUNT                 SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                      1,059,313               $14,315,567             1,584,698             $19,845,221
Shares issued on reinvestment                       32,608                   480,309                    --                      --
Shares reacquired                                 (706,099)               (9,633,056)             (413,147)             (5,698,657)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       385,822               $ 5,162,820             1,171,551             $14,146,564
===================================================================================================================================
CLASS B
Shares sold                                      1,175,457               $15,392,118             2,172,669             $26,437,205
Shares issued on reinvestment                       57,572                   842,601                    --                      --
Shares reacquired                                 (503,494)               (6,464,742)             (183,102)             (2,419,723)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       729,535               $ 9,769,977             1,989,567             $24,017,482
===================================================================================================================================
CLASS L
Shares sold                                        727,374               $ 9,628,005             1,967,825             $23,902,509
Shares issued on reinvestment                       51,772                   757,947                    --                      --
Shares reacquired                                 (456,206)               (5,793,692)             (146,140)             (1,940,045)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       322,940               $ 4,592,260             1,821,685             $21,962,464
===================================================================================================================================


    13 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                              FEBRUARY 28, 2000
                                                              (COMMENCEMENT OF
                                             YEAR ENDED         OPERATIONS) TO
CLASS A SHARES                            OCTOBER 31, 2001    OCTOBER 31, 2000
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD            $ 14.49            $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                            (0.08)             (0.04)
   Net realized and unrealized gain (loss)        (1.29)              3.13
--------------------------------------------------------------------------------
Total Income (Loss) From Operations               (1.37)              3.09
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             --                 --
   Net realized gain                              (0.40)                --
--------------------------------------------------------------------------------
Total Distributions                               (0.40)                --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 12.72            $ 14.49
--------------------------------------------------------------------------------
TOTAL RETURN                                      (9.83)%            27.11%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                $19,806            $16,980
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                     $  1.50%              1.52%+
   Net investment loss                            (0.63)%            (0.67)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              34%                26%
================================================================================
NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT INCOME (LOSS) PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:
   Net investment loss per share                $ (0.09)           $ (0.04)
   RATIOS:
   Expenses to average net assets                  1.53%              1.94%+
   Net investment loss to average net assets      (0.66)%            (1.09)%+
================================================================================
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

    14 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                              FEBRUARY 28, 2000
                                                              (COMMENCEMENT OF
                                             YEAR ENDED         OPERATIONS) TO
CLASS B SHARES                            OCTOBER 31, 2001    OCTOBER 31, 2000
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD            $ 14.42            $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                            (0.18)             (0.09)
   Net realized and unrealized gain               (1.28)              3.11
--------------------------------------------------------------------------------
Total Income From Operations                      (1.46)              3.02
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             --                 --
   Net realized gain                              (0.40)                --
--------------------------------------------------------------------------------
Total Distributions                               (0.40)                --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 12.56            $ 14.42
--------------------------------------------------------------------------------
TOTAL RETURN                                     (10.51)%            26.49%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                $34,146            $28,694
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                        2.25%              2.26%+
   Net investment loss                            (1.38)%            (1.41)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              34%                26%
================================================================================
NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
   Net investment loss per share                $ (0.18)           $ (0.10)
   RATIOS:
   Expenses to average net assets                  2.28%              2.68%+
   Net investment loss to average net assets      (1.41)%            (1.83)%+
================================================================================
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

    15 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                              FEBRUARY 28, 2000
                                                              (COMMENCEMENT OF
                                             YEAR ENDED         OPERATIONS) TO
CLASS L SHARES                            OCTOBER 31, 2001    OCTOBER 31, 2000
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD            $ 14.42            $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                            (0.18)             (0.09)
   Net realized and unrealized gain               (1.28)              3.11
--------------------------------------------------------------------------------
Total Income From Operations                      (1.46)              3.02
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             --                 --
   Net realized gain                              (0.40)                --
--------------------------------------------------------------------------------
Total Distributions                               (0.40)                --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 12.56            $ 14.42
--------------------------------------------------------------------------------
TOTAL RETURN                                     (10.51)%            26.49%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                $26,932            $26,273
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                        2.25%              2.27%+
   Net investment loss                            (1.37)%            (1.42)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              34%                26%
================================================================================
NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

   Net investment loss per share                $ (0.18)           $ (0.10)
   RATIOS:
   Expenses to average net assets                  2.28%              2.68%+
   Net investment loss to average net assets      (1.40)%            (1.83)%+
================================================================================
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

    16 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTOR SERIESINC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Health Sciences Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2001, the related statements of operations, the statements of changes in net assets and financial highlights for the year ended October 31, 2001 and for the period February 28, 2000 (Commencement of Operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, the results of its operations, the changes in its net assets and financial highlights for the year ended October 31, 2001 and for the period February 28, 2000 through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


                                                        /s/ KPMG LLP


New York, New York
December 12, 2001

    17 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended October 31, 2001:

     o  A corporate dividends received deduction of 11.10%.

     o  Total long-term capital gain distributions paid of $6,168.

A total of 0.00% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.





    18 SMITH BARNEY HEALTH SCIENCES FUND | 2001 Annual Report to Shareholders

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

SMITH BARNEY
HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
       -------------------------------------------------------------------------
       DIRECTORS                                INVESTMENT MANAGER
       Herbert Barg                             Smith Barney Fund Management LLC
       Alfred J. Bianchetti
       Martin Brody
       Dwight B. Crane                          INVESTMENT SUBADVISER
       Burt N. Dorsett                          Citi Fund Management Inc.
       Elliot S. Jaffe
       Stephen E. Kaufman
       Joseph J. McCann                         DISTRIBUTORS
       Heath B. McLendon, Chairman              Salomon Smith Barney, Inc.
       Cornelius C. Rose, Jr.                   PFS Distributors Inc.
       James J. Crisona, Emeritus

                                                CUSTODIAN
       OFFICERS                                 State Street Bank & Trust Co.
       Heath B. McLendon
       President and Chief Executive Officer
                                                TRANSFER AGENT
       Lewis E. Daidone                         Citi Fiduciary Trust Company
       Senior Vice President and Treasurer      125 Broad Street, 11th Floor
                                                New York, New York 10004
       Irving P. David
       Controller
                                                SUB-TRANSFER AGENT
       Christina T. Sydor                       PFPC Global Fund Services
       Secretary                                P.O. Box 9699
                                                Providence, Rhode Island
                                                02940-9699
       -------------------------------------------------------------------------

     SMITH BARNEY HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                                        This  report is  submitted  for  general
                                        information of the shareholders of Smith
                                        Barney   Sector  Series  Inc.  --  Smith
                                        Barney Health Sciences Fund, but it may also be used as sales literature when preceded or accompanied by the current
                                        Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.


                                        SMITH BARNEY HEALTH SCIENCES FUND
                                        Smith Barney Mutual Funds
                                        125 Broad Street, MF-2
                                        New York, New York 10004



                                        For  complete  information  on any Smith
                                        Barney    Mutual    Funds,     including
                                        management  fees and  expenses,  call or
                                        write your financial  professional for a
                                        free   prospectus.   Read  it  carefully
                                        before you invest or send money.



                                        www.smithbarney.com/mutualfunds


                                        [SALOMON SMITH BARNEY LOGO]

                                        Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                                        FD02128 12/01

               --------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                                 TECHNOLOGY FUND
               --------------------------------------------------
               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2001



                        [SMITH BARNEY MUTUAL FUNDS LOGO]

            -------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
            -------------------------------------------------------

                                               [GRAPHIC OMITTED] Research Series




ANNUAL REPORT O OCTOBER 31, 2001

SMITH BARNEY
TECHNOLOGY FUND

CITI FUND MANAGEMENT INC.

Citi Fund Management Inc. is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests at least 80% of its assets in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
February 28, 2000

                 Class A                   Class B                  Class L
--------------------------------------------------------------------------------
NASDAQ            SBTAX                     SBTBX                    SBQLX
--------------------------------------------------------------------------------
Inception        2/28/00                  2/28/00                   2/28/00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND*
AVERAGE TOTAL RETURNS OCTOBER 31, 2001


                        WITHOUT SALES CHARGES(1)
                    Class A     Class B    Class L
--------------------------------------------------------------------------------
One-Year            (53.94)%   (54.24)%   (54.24)%
--------------------------------------------------------------------------------
Since Inception+    (44.85)%   (45.24)%   (45.24)%
--------------------------------------------------------------------------------

                          WITH SALES CHARGES(2)
                    Class A     Class B    Class L
--------------------------------------------------------------------------------
One-Year            (56.24)%   (56.52)%   (55.15)%
--------------------------------------------------------------------------------
Since Inception+    (46.51)%   (46.56)%   (45.57)%
--------------------------------------------------------------------------------


* Since the Fund focuses its investments on companies involved in the technology industries, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% per year until CDSC, which applies if shares are redeemed within the first year of purchase.

+    Inception date for Class A, B and L shares is February 28, 2000.

--------------------------------------------------------------------------------

WHAT'S INSIDE

Your Investment in the Smith Barney Technology Fund ..... 1
Letter to Our Shareholders .............................. 2
Fund at a Glance ........................................ 5
Schedule of Investments ................................. 6
Statement of Assets and Liabilities ..................... 8
Statement of Operations ................................. 9
Statement of Changes in Net Assets ......................10
Notes to Financial Statements ...........................11
Financial Highlights ....................................15
Independent Auditors' Report ............................18


[LOGO] SMITH BARNEY MUTUAL FUNDS
YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. (SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               YOUR INVESTMENT IN THE SMITH BARNEY TECHNOLOGY FUND
--------------------------------------------------------------------------------

The Fund offers investors the opportunity to participate in the long-term growth potential of the technology industry. The Fund's management team comprises a seasoned group of investment and research professionals who follow a systematic, rigorous approach designed to provide appropriate exposure to the technology sector.


[GRAPHIC OMITTED] BRINGING CHANGE AND INNOVATION TO LIFE

Over the past few years, we have seen how profoundly the advancements made in sectors such as technology have transformed our daily lives. Computer applications, wireless communications and biotechnological discoveries have created new investment opportunities. The new and developing sectors of the economy that are involved in bringing these products, services and technologies to life may offer exceptional growth potential, and we believe that many investors should consider investing a portion of their portfolios in them.

[GRAPHIC OMITTED] DIVERSIFICATION IN A TARGETED SECTOR*

An investment in the Fund offers investors a way to invest in the broad range of technology companies. The Fund's investments may include companies in a wide range of industries such as computer software, electronics, the Internet and communications.


[GRAPHIC OMITTED] THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS-- THE RESEARCH SERIES

While most investors recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as technology, will outperform their competitors over time. The Research Series is a selection of funds built on a foundation of substantial buy-side research. Our team of experienced professionals seeks to offer you an opportunity to invest in the companies it believes are best positioned within their respective industries-companies that may offer growth potential over the long term.

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of volatility, particularly in the short-term. Investors should maintain a long-term investment horizon, and should remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.



* Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program; the value of its shares may fluctuate more than shares invested in a broader range of industries.



       1 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

DEAR SHAREHOLDER:

Enclosed herein is the annual report for the Smith Barney Sector Series Inc.--Smith Barney Technology Fund (the "Fund") for the twelve-month period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

For the year ended October 31, 2001, the Fund's Class A shares, without sales charges, returned negative 53.94%. In comparison, the Goldman Sachs Technology Index(1) returned negative 56.20% for the same time period. Past performance is not indicative of future results.

INVESTMENT STRATEGY

We seek to differentiate ourselves from the traditional approach to investment management in a number of ways that we believe can add value to clients' portfolios. Our management style can best be described as disciplined, yet flexible. Our global reach and local expertise enable us to nurture research teams with direct access to the regions and industries they cover. Our research organization is centered on a team approach to equity research and selection by covering hundreds of companies and working closely together, both within and across industry teams to reach a prudent consensus.

                         A THREE STEP RESEARCH PROCESS

  -------------                 --------------                 ----------------
    FUNDAMENTAL                  QUANTITATIVE                  ACTIVE PORTFOLIO
     RESEARCH    ----------->      RESEARCH   ------------->      MANAGEMENT
  -------------                 --------------                 ----------------


Each stock analyst builds intensive, detailed company models that anticipate a particular company's financial performance. These models are based on the company's competitive position within the industry, its quality of product offerings, and its costs and risks. The models also detail the analyst's assumptions for potential profitability for the company going forward, and provide some of the necessary information to forecast company fundamentals and make stock recommendations. Our analysts strive for consistency in industry and accounting assumptions, which in turn can allow for better comparisons of earnings forecasts.

Our research can add value to active portfolio management by providing timely, unbiased information for our decision-making processes. Our team combines on-site company visits with exhaustive research in order to uncover the companies that we believe have:

     o   superior products or services

     o   outstanding managements

     o   solid balance sheets

     o   market leadership

     o   leading innovation

In our opinion, these strengths can create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.


-------------
(1) THE GOLDMAN SACHS TECHNOLOGY INDEX IS A BROAD-BASED MEASURE OF U.S.-TRADED TECHNOLOGY STOCKS. THE INDEX IS COMPRISED OF SIX SUBINDEXES--HARDWARE, COMPUTER SOFTWARE, SERVICES, SEMICONDUCTORS, INTERNET AND MULTIMEDIA NETWORKING. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

       2 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

Our valuation framework is based on the Dividend Discount Model ("DDM"), which allows for estimation of returns to fair value; that is, the DDM compares a company's future discounted dividend stream to its current stock price. We believe this is a valuable, consistent method with which to value securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then carefully considers the DDM valuation along with other fundamental factors to produce an investment rating for a company's stock.

MARKET AND FUND REVIEW

The U. S. Federal Reserve Board (the "Fed") began the year 2001 with an aggressive campaign of easing monetary policy (i.e., reducing key short-term interest rates) in an effort to bolster a flagging economy. Through August 2001, the Fed had cut short-term interest rates seven times, from 6.5% to 3.5%, and appeared to be nearing the end of its rate cutting campaign. Since the September 11th terrorist attacks, the Fed has pumped additional liquidity into the system and reduced short-term interest rates four times; once with an intra-meeting move on September 17th, before the equity market reopened after the terrorist attack, once on October 2nd, once on November 6th, which was after the reporting period ended, and again on December 11th. The federal funds rate(2) now stands at 1.75%, its lowest level in four decades. Congress has also enacted emergency spending measures and is working to craft a second package of tax cuts to help stimulate economic growth.

The valuation correction that began impacting the technology sector in March 2000 continued to dampen performance during the year as investors reassessed the price they were willing to pay for growth(3) stocks. An equally problematic issue for technology stocks, however, was the collapse in the earnings power of many companies. Former industry stalwarts such as Cisco, EMC and Sun Microsystems went from generating impressive profits to delivering sharp losses. These companies and others were faced with plummeting demand, which led to pricing pressure and bulging inventories. The ensuing steep declines in revenues collided with bloated workforces and manufacturing capacities that had been planned for times of robust growth. The ensuing losses resulted in dramatic stock price declines.

This pattern was not all encompassing, however. Companies that did not participate in the dot-com and telecommunications-driven stock price bubble saw very little earnings or valuation contraction. Companies such as IBM, Electronic Data Systems, Compuware, and Computer Associates performed relatively well during the technology bear market of the last 12 months.

Nonetheless, there were periods of positive performance. January, April and October of 2001 were strong from a performance standpoint. Toward the end of each earnings disappointment season, investors appeared to bid up stock prices in anticipation of better news, and of an eventual economic recovery, which was expected to be fueled by the Fed's interest rate reductions. Rallies in January and April fizzled and eventually led to lower lows. The most recent technology rally was in process at the time of this report, which brings us to our outlook for the next six months.

MARKET AND FUND OUTLOOK

The outlook for technology fundamentals is currently mixed. On the positive side, fundamentals have improved: We believe inventory levels in the personal computer and wireless handset sectors appear appropriate for current demand levels; excess system capacity at customer sites is being rapidly absorbed; and manufacturing capacity has fallen. Drastic cuts in spending also appear to be bottoming out. On the negative side, however, some markets that are important for technology spending--namely, telecommunications and financial services--are still deteriorating. Additionally, demand in Europe and Japan continues to soften, and worldwide capital budgets suggest that spending on technology equipment will be weak going into 2002.

-------------------
(2) THE FEDERAL FUNDS RATE ("FED FUNDS RATE") IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE.

(3) GROWTH STOCKS ARE SHARES OF COMPANIES BELIEVED TO EXHIBIT THE POTENTIAL FOR FASTER-THAN-AVERAGE GROWTH WITHIN THEIR INDUSTRIES.

       3 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

From a valuation standpoint, security selection is likely to increase in importance. In our opinion, at the time of this report, many technology stocks had advanced strongly for what appeared to be largely speculative reasons, while others still offered attractive investment opportunities. We believe that for the long-term investor, the case for technology stocks remains compelling. As usual, however we expect volativity to remain a part of the technology sector.

Thank you for investing in the Smith Barney Sector Series Inc.-Smith Barney Technology Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

DECEMBER 12, 2001

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGER(S) AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND. PLEASE REFER TO PAGES 6 THROUGH 7 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF OCTOBER 31, 2001 AND IS SUBJECT TO CHANGE.






       4 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SMITH BARNEY TECHNOLOGY FUND AT A GLANCE
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY TECHNOLOGY FUND VS. GOLDMAN SACHS TECHNOLOGY INDEX
--------------------------------------------------------------------------------

       FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) -- OCTOBER 31, 2001

[Data below represents a line chart in the printed piece.]

                  Smith Barney Technology      Goldman Sachs
 Date                 Fund Class A            Technology Index*
-------           -----------------------     -----------------
2/28/00                    9500                  10000

2/29/00                    9683.33               10000

3/31/00                    10041.7               10449

4/28/00                    9316.67                9537.85

5/31/00                    8241.67                8486.78

6/30/00                    9233.33                9530.65

7/31/00                    8783.33                9086.52

8/31/00                    9916.67                10268.7

9/30/00                    8216.67                8605.15

10/31/00                   7616.67                7955.46

11/30/00                   5958.33                6133.66

12/31/00                   5425                   5608.01

1/31/01                    6341.67                6528.28

2/28/01                    4608.33                4718.64

3/31/01                    3991.67                4063.22

4/30/01                    4716.67                4838.89

5/31/01                    4566.67                 4646.3

6/30/01                    4633.33                4658.38

7/31/01                    4341.67                4326.71

8/31/01                    3750                   3763.37

9/30/01                    2983.33                3002.04

10/31/01                   3508.33                3484.17


A $10,000 investment in the Fund made on February 28, 2000 would have declined to $3,508 with sales charge (as of October 31, 2001). The graph shows how the Fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Goldman Sachs Technology Index is comprised of companies in the hardware, computer, software, services, semi-conductors, Internet and multimedia networking. Please note that an investor cannot invest directly in an index. The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market.

--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------

 1. MICROSOFT CORP. ...............................   11.2%

 2. INTERNATIONAL BUSINESS MACHINES CORP. .........   10.4

 3. INTEL CORP. ...................................    8.5

 4. AOLTIME WARNER INC. ...........................    6.9

 5. CISCO SYSTEMS INC. ............................    5.6

 6. ORACLE CORP. ..................................    4.0

 7. ELECTRONIC DATA SYSTEMS CORP. .................    3.5

 8. AUTOMATIC DATA PROCESSING INC. ................    2.7

 9. STMICROELECTRONICS NV .........................    2.5

10. NETWORK APPLIANCE INC. ........................    2.3

* As a percentage of total investments.

--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------

[Representation of pie chart in printed piece.]

28.5% ELECTRONIC DATA PROCESSING
25.8% COMPUTER SOFTWARE
10.2% SEMICONDUCTORS
 6.9% MULTIMEDIA
 6.9% COMPUTER COMMUNICATIONS
 5.1% EDP SERVICES
 4.9% TELECOMMUNICATIONS EQUIPMENT
 3.1% EDP PERIPHERALS
 2.0% ELECTRONIC PRODUCTION EQUIPMENT
 1.7% DIVERSIFIED COMMERCIAL SERVICES
 1.6% ELECTRONIC COMPONENTS
 1.3% INTERNET SERVICES
 0.8% REPURCHASE AGREEMENT
 0.7% OTHER CONSUMER SERVICES
 0.5% DIVERSIFIED ELECTRONIC PRODUCTS



       5 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                       OCTOBER 31, 2001


     SHARES                         SECURITY                         VALUE
===============================================================================
COMMON STOCK -- 99.2%
COMPUTER COMMUNICATIONS -- 6.9%
     370,000     Cisco Systems Inc.*                                $ 6,260,400
      40,100     Computer Sciences Corp.*                             1,439,991
-------------------------------------------------------------------------------
                                                                      7,700,391
-------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 25.8%
      17,800     Adobe Systems Inc.                                     469,920
      36,700     BMC Software, Inc.*                                    553,069
      52,981     Check Point Software Technologies Corp.*             1,563,999
      25,100     Computer Associates International Inc.                 776,092
     124,800     Compuware Corp.*                                     1,282,944
     164,632     J.D. Edwards & Co.*                                  1,167,241
      96,700     MC Data Corp.                                        1,422,457
     215,842     Microsoft Corp.*                                    12,551,212
      17,600     National Instruments Corp.                             507,056
     331,504     Oracle Corp.*                                        4,495,194
      28,700     Peoplesoft Inc.*                                       854,399
      37,290     Siebel Systems Inc.*                                   608,946
     177,448     I2 Technologies Inc.*                                  809,163
      64,266     VERITAS Software Corp.*                              1,823,869
-------------------------------------------------------------------------------
                                                                     28,885,561
-------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES -- 1.7%
      59,000     Paychex, Inc.                                        1,891,540
-------------------------------------------------------------------------------
DIVERSIFIED ELECTRONIC PRODUCTS -- 0.5%
      76,714     JDS Uniphase Corp.*                                    612,945
-------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 1.6%
      34,700     Flextronics International Ltd.*                        690,530
      35,700     Sanmina Corporation*                                   540,498
      43,684     Solectron Corp.*                                       537,313
-------------------------------------------------------------------------------
                                                                      1,768,341
-------------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING -- 28.5%
     103,429     Dell Computer Corp.*                                 2,480,227
      60,900     Electronic Data Systems Corp.                        3,920,133
     106,476     Hewlett Packard Co.                                  1,791,991
     390,480     Intel Corp.                                          9,535,522
     108,064     International Business Machines Corp.               11,678,477
     248,852     Sun Microsystems Inc.*                               2,525,848
-------------------------------------------------------------------------------
                                                                     31,932,198
-------------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING PERIPHERALS -- 3.1%
     194,071     Network Appliance Inc.*                              2,581,144
      67,581     Symbol Technologies Inc.                               868,416
-------------------------------------------------------------------------------
                                                                      3,449,560
-------------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING SERVICES -- 5.1%
      59,311     Automatic Data Processing Inc.                       3,064,006
      32,860     BEA Systems Inc.*                                      398,920
      32,722     First Data Corp.                                     2,211,026
-------------------------------------------------------------------------------
                                                                      5,673,952
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

       6 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2001
-------------------------------------------------------------------------------

     SHARES                   SECURITY                               VALUE
================================================================================
ELECTRONIC PRODUCTION EQUIPMENT -- 2.0%
      65,369     Applied Materials Inc.*                            $ 2,229,737
-------------------------------------------------------------------------------
INTERNET SERVICES -- 1.3%
      61,100     Brocade Communication Systems Inc.*                  1,500,005
-------------------------------------------------------------------------------
MULTIMEDIA -- 6.9%
     246,476     AOL Time Warner Inc.*                                7,692,516
-------------------------------------------------------------------------------
OTHER CONSUMER SERVICES -- 0.7%
      14,165     Ebay, Inc.*                                            743,379
-------------------------------------------------------------------------------
SEMI-CONDUCTORS -- 10.2%
      27,401     Analog Devices Inc.*                                 1,041,238
      19,600     Broadcom Corp.*                                        674,436
      52,674     LSI Logic Corp.*                                       892,824
      41,714     Linear Technology Corp.                              1,618,503
      69,400     Manugistics Group Inc.                                 534,380
      19,000     Maxim Integrated Products Inc.*                        869,250
     101,883     STmicroelectronics NV                                2,849,668
      85,057     Texas Instruments Inc.                               2,380,746
      19,727     Xilinx Inc.*                                           600,095
-------------------------------------------------------------------------------
                                                                     11,461,140
-------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 4.9%
      53,900     Avaya Inc.                                             481,327
      22,750     Ciena Corp.*                                           369,915
      36,761     Comverse Technology Inc.*                              691,474
      79,948     Corning Inc.                                           644,381
      30,500     PerkinElmer, Inc.                                      820,755
      49,358     Qualcomm Inc.*                                       2,424,465
-------------------------------------------------------------------------------
                                                                      5,432,317
-------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Identified Cost-- $173,656,510)                  $110,973,582
================================================================================
 FACE
AMOUNT                           SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 0.8%
  $  878,000     State Street Bank Repurchase Agreement 2.55% due 11/01/01;
                 proceeds  at maturity $878,062
                 (Fully  collateralized  by Federal Home Loan Bank,
                 5.02% due 5/02/03 valued at $897,635)
                 (Identified Cost-- $878,000)                           878,000
===============================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Identified Cost-- $174,534,510)**                $111,851,582
===============================================================================
 * NON-INCOME PRODUCING SECURITY.
** AGGREGATE COST FOR FEDERAL INCOME TAXES IS SUBSTANTIALLY THE SAME.


                       SEE NOTES TO FINANCIAL STATEMENTS.

       7 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           OCTOBER 31, 2001
-------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost--$174,534,510)                   $111,851,582
     Cash                                                                  445
     Receivable for Fund shares sold                                   372,365
     Dividends receivable                                               12,069
     Interest receivable                                                    62
     Other receivables                                                     181
-------------------------------------------------------------------------------
     TOTAL ASSETS                                                 $112,236,704
-------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                  388,805
     Payable for Fund shares purchased                                 116,298
     Management fees payable                                            86,849
     Distribution fees payable                                          74,638
     Accrued expenses and other liabilities                            118,559
-------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 785,149
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $111,451,555
===============================================================================
NET ASSETS:
     Par value of capital shares                                       $26,699
     Capital paid in excess of par value                           270,009,890
     Accumulated net investment loss                                    (6,030)
     Accumulated net realized loss from security transactions      (95,896,075)
     Net unrealized depreciation of investments                    (62,682,929)
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $111,451,555
===============================================================================
SHARES OUTSTANDING:
     Class A                                                         6,419,833
-------------------------------------------------------------------------------
     Class B                                                        10,877,326
-------------------------------------------------------------------------------
     Class L                                                         9,402,054
-------------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                       $4.21
-------------------------------------------------------------------------------
     Class B*                                                             $4.16
-------------------------------------------------------------------------------
     Class L**                                                            $4.16
-------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)    $4.43
-------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)    $4.20
===============================================================================
* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

       8 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2001
INVESTMENT INCOME:
     Dividends                                                       $221,233
     Interest                                                          46,227
     Less: Foreign withholding tax                                     (1,400)
-------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                          266,060
-------------------------------------------------------------------------------
EXPENSES:
     Management fees(Note 2)                                        1,343,963
     Distribution fees (Note 2)                                     1,150,496
     Transfer agent fees                                              173,782
     Custody fees                                                     129,463
     Blue sky fees                                                     95,186
     Shareholder communications                                        54,531
     Audit fees                                                        22,000
     Directors' fees                                                   10,410
     Legal fees                                                        10,035
     Other                                                             38,783
-------------------------------------------------------------------------------
     TOTAL EXPENSES                                                 3,028,649
     Less: Aggregate amount waived by the Manager (Note 2)           (109,732)
-------------------------------------------------------------------------------
     NET EXPENSES                                                   2,918,917
-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (2,652,857)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From:
        Security transactions (excluding short-term securities)   (81,987,354)
-------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                      (32,652,704)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                          (114,640,058)
-------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                          $(117,292,915)
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

       9 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                                                FEBRUARY 28, 2000
                                                                                                                (COMMENCEMENT OF
                                                                                              YEAR ENDED         OPERATIONS) TO
                                                                                           OCTOBER 31, 2001     OCTOBER 31, 2000
====================================================================================================================================
OPERATIONS:
     Net investment loss                                                                     $ (2,652,857)          $ (2,200,142)
     Net realized loss                                                                        (81,987,354)           (13,908,721)
     Decrease in net unrealized depreciation                                                  (32,652,704)           (30,030,225)
-----------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                                                  (117,292,915)           (46,139,088)
-----------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                                          94,527,791             258,490,217
     Net asset value of shares issued for reinvestment of dividends                                    --                      --
     Cost of shares reacquired                                                                (54,188,160)           (23,946,290)
-----------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                                       40,339,631             234,543,927
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                             (76,953,284)            188,404,839
NET ASSETS:
     Beginning of period                                                                      188,404,839                      --
-----------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD*                                                                          $111,451,555            $188,404,839
===================================================================================================================================
* Includes accumulated net investment loss of:                                                   $ (6,030)              $ (7,878)
===================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

      10 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Technology Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Biotechnology Fund, and Smith Barney Global Media & Telecommunications Fund. The Fund commenced operations on February 28, 2000.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax difference and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $2,654,705 from paid in capital to accumulated net investment loss. Net investment income, net realized gains and net assets were not affected by this adjustment and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


      11 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

2. Management Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.95% of the average daily net assets. SBFM has delegated the daily management of the Fund to Citi Fund Management, Inc., (the "Subadviser"), an affiliate of SBFM. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.65% of the Fund's average daily net assets. The management fees paid amounted to $1,343,963, of which $109,732 was voluntarily waived for the year ended October 31, 2001.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPCGlobal Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTCreceives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, the Fund paid transfer agent fees of $173,782 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended October 31, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A       CLASS B      CLASS L
-------------------------------------------------------------------------------
CDSCs                       $  11,000     $180,000     $ 43,000
-------------------------------------------------------------------------------

Sales Charges               $346,000      $ 43,000     $185,000
-------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the year ended October 31, 2001, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
-------------------------------------------------------------------------------
Distribution Plan Fees       $88,067      $556,338     $506,091
-------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

For the period ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                          $128,014,423
-------------------------------------------------------------------------------
Sales                                              $ 86,666,392
-------------------------------------------------------------------------------

At October 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                       $ 1,149,323
Gross unrealized depreciation                       (63,832,252)
-------------------------------------------------------------------------------
Net unrealized depreciation                        $(62,682,929)
-------------------------------------------------------------------------------


      12 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. Concentration of Risk

The Fund normally invests at least 80% of its assets in technology related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. Capital Shares

At October 31, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2001, total paid-in capital amounted to the following for each class:

                             CLASS A           CLASS B          CLASS L
-------------------------------------------------------------------------------
Total Paid-in Capital      $66,191,427       $108,682,722      $97,817,145
-------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                              YEAR ENDED                                  FEBRUARY 28, 2000
                                                              OCTOBER 31,                           (COMMENCEMENT OF OPERATIONS)
                                                                 2001                                    TO OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                   SHARES                  AMOUNT                  SHARES                AMOUNT
===================================================================================================================================
CLASS A
Shares sold                                      5,479,983               $34,213,392             5,960,086             $66,468,519
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                               (4,133,016)              (24,371,506)             (887,220)             (9,568,913)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,346,967               $ 9,841,886             5,072,866             $56,899,606
===================================================================================================================================
CLASS B
Shares sold                                      5,334,040               $31,838,725             8,748,636             $98,765,665
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                               (2,618,929)              (14,883,882)             (586,421)             (6,180,575)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     2,715,111               $16,954,843             8,162,215             $92,585,090
====================================================================================================================================
CLASS L
Shares sold                                      4,601,640               $28,475,674             8,248,332             $93,256,033
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                               (2,656,734)              (14,932,772)             (791,184)             (8,196,802)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,944,906               $13,542,902             7,457,148             $85,059,231
===================================================================================================================================

      13 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
7. Capital Loss Carryforward

At October 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $81,060,000, available to offset future capital gains of which $10,602,000 expires October 31, 2008 and $70,458,000 expires on October 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.










      14 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of Capital Stock:

                                                                                          FEBRUARY 28, 2000
                                                                                          (COMMENCEMENT OF
                                                                  YEAR ENDED               OPERATIONS) TO
CLASS A SHARES                                                 OCTOBER 31, 2001           OCTOBER 31, 2000
==================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.14                       $11.40
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.08)                       (0.07)
   Net realized and unrealized loss                                   (4.85)                       (2.19)
------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (4.93)                       (2.26)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --                           --
   Net realized gain                                                     --                           --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      --                           --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $4.21                        $9.14
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (53.94)%                     (19.82)%++
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                   $27,058                      $46,363
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            1.50%                        1.52%+
   Net investment loss                                                (1.31)%                      (1.31)%+
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  62%                          24%
==================================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES,  THE NET  INVESTMENT
      LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

   Net investment loss per share                                     $(0.08)                      $(0.07)
   RATIOS:
   Expenses to average net assets                                      1.58%                        1.60%+
   Net investment loss to average net assets                          (1.39)%                      (1.39)%+
==================================================================================================================

+  ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.



                       SEE NOTES TO FINANCIAL STATEMENTS.

      15 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of each class of Capital Stock:


                                                                                          FEBRUARY 28, 2000
                                                                                          (COMMENCEMENT OF
                                                                  YEAR ENDED               OPERATIONS) TO
CLASS B SHARES                                                 OCTOBER 31, 2001           OCTOBER 31, 2000
==================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.09                       $11.40
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.12)                       (0.12)
   Net realized and unrealized loss                                   (4.81)                       (2.19)
------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (4.93)                       (2.31)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --                           --
   Net realized gain                                                     --                           --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      --                           --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $4.16                        $9.09
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (54.24)%                     (20.26)%++
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                   $45,266                      $74,227
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.25%                        2.27%+
   Net investment loss                                                (2.06)%                      (2.06)%+
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  62%                          24%
==================================================================================================================
NOTE: IF THE  MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR  FEES, THE NET  INVESTMENT
      LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

      Net investment loss per share                                  $(0.12)                      $(0.12)
      RATIOS:
      Expenses to average net assets                                   2.33%                        2.35%+
   Net investment loss to average net assets                          (2.14)%                      (2.14)%+
==================================================================================================================

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+     ANNUALIZED.




                       SEE NOTES TO FINANCIAL STATEMENTS.

      16 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

For a share of each class of Capital Stock:


                                                                                          FEBRUARY 28, 2000
                                                                                          (COMMENCEMENT OF
                                                                YEAR ENDED                 OPERATIONS) TO
CLASS L SHARES                                               OCTOBER 31, 2001             OCTOBER 31, 2000
====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.09                       $11.40
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.12)                       (0.12)
   Net realized and unrealized loss                                   (4.81)                       (2.19)
--------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (4.93)                       (2.31)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --                           --
   Net realized gain                                                     --                           --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      --                           --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $4.16                        $9.09
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (54.24)%                     (20.26)%++
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                   $39,127                      $67,815
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.25%                        2.27%+
   Net investment loss                                                (2.06)%                      (2.06)%+
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  62%                          24%
====================================================================================================================

NOTE: IF THE MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT
      LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

      Net investment loss per share                                  $(0.12)                      $(0.12)
      RATIOS:
      Expenses to average net assets                                   2.33%                        2.35%+
      Net investment loss to average net assets                       (2.14)%                      (2.14)%+
====================================================================================================================

+    ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.




                       SEE NOTES TO FINANCIAL STATEMENTS.

      17 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Technology Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2001, the related statements of operations, the statements of changes in net assets and financial highlights for the year ended October 31, 2001 and for the period February 28, 2000
(Commencement of Operations) through October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, the results of its operations, the changes in its net assets and financial highlights for the year ended October 31, 2001 and for the period February 28, 2000 through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ KPMG LLP


New York, New York
December 12, 2001



                       SEE NOTES TO FINANCIAL STATEMENTS.

      18 SMITH BARNEY TECHNOLOGY FUND | 2001 Annual Report to Shareholders

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
TECHNOLOGY FUND
--------------------------------------------------------------------------------



    DIRECTORS
    Herbert Barg
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane
    Burt N. Dorsett
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.
    James J. Crisona, Emeritus


    OFFICERS
    Heath B. McLendon
    President and Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President and Treasurer

    Irving P. David
    Controller

    Christina T. Sydor
    Secretary

    INVESTMENT MANAGER
    Smith Barney Fund Management LLC

    INVESTMENT SUBADVISER
    Citi Fund Management Inc.

    DISTRIBUTORS
    Salomon Smith Barney Inc.
    PFS Distributors Inc.

    CUSTODIAN
    State Street Bank & Trust Co.

    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004

    SUB-TRANSFER AGENT
    PFPCGlobal Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

--------------------------------------------------------------------------------
     SMITH BARNEY TECHNOLOGY FUND
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Technology Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY TECHNOLOGY FUND
Smith Barney Mutual Funds
125 Broad Street, MF-2
New York, New York 10004



For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds


[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02129 12/01

               --------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                               BIOTECHNOLOGY FUND
               --------------------------------------------------
               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2001



                        [SMITH BARNEY MUTUAL FUNDS LOGO]

            -------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
            -------------------------------------------------------

                                               [GRAPHIC OMITTED] Research Series

ANNUAL REPORT o OCTOBER 31, 2001

SMITH BARNEY
BIOTECHNOLOGY FUND

CITIGROUP ASSET
MANAGEMENT LTD.

Citigroup Asset Management Ltd. is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in, but not limited to, the research, development, application, manufacture and distribution of various biotechnological and biomedical products, services, processes and related technologies.

FUND FACTS

FUND INCEPTION
-------------------------------------------------------------------------------
August 31, 2000
                            Class A            Class B                Class L
-------------------------------------------------------------------------------
NASDAQ                       SMBAX              SBBBX                  SBBTX
-------------------------------------------------------------------------------
INCEPTION                   8/31/00            8/31/00                 8/31/00
-------------------------------------------------------------------------------

SMITH BARNEY BIOTECHNOLOGY FUND*
AVERAGE ANNUAL TOTAL RETURNS OCTOBER 31, 2001

                                         WITHOUT SALES CHARGES(1)
                               Class A           Class B           Class L
-------------------------------------------------------------------------------
One Year                       (31.88)%          (32.35)%          (32.35)%
-------------------------------------------------------------------------------
Since Inception+               (36.34)%          (36.82)%          (36.82)%
-------------------------------------------------------------------------------
                                          WITH SALES CHARGES(2)
                               Class A           Class B           Class L
-------------------------------------------------------------------------------
One Year                        (35.29)%          (35.74)%          (33.70)%
-------------------------------------------------------------------------------
Since Inception+                (39.07)%          (39.00)%          (37.37)%
-------------------------------------------------------------------------------

* Since the Fund focuses its investments on companies involved in the biotechnology industries, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+    Inception date for Class A, B and L shares is August 31, 2000.

WHAT'S INSIDE

YOUR INVESTMENT IN THE SMITH BARNEY
BIOTECHNOLOGY FUND ................................................  1

LETTER TO OUR SHAREHOLDERS ........................................  2

FUND AT A GLANCE ..................................................  6

SCHEDULE OF INVESTMENTS ...........................................  7

STATEMENT OF ASSETS AND LIABILITIES ...............................  9

STATEMENT OF OPERATIONS ........................................... 10

STATEMENT OF CHANGES IN NET ASSETS ................................ 11

NOTES TO FINANCIAL STATEMENTS ..................................... 12

FINANCIAL HIGHLIGHTS .............................................. 16

INDEPENDENT AUDITORS' REPORT ...................................... 19


[LOGO OF SMITH BARNEY MUTUAL FUNDS]
YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. (SM)


-------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       YOUR INVESTMENT IN THE SMITH BARNEY
                               BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------


The Fund offers investors the opportunity to participate in the long-term growth potential of the biotechnology sector. The Fund's management team comprises a seasoned group of investment and research professionals who follow a systematic, rigorous approach designed to provide appropriate exposure to the biotechnology sector.



[GRAPHIC OMITTED] DISCOVERIES AND IMPROVEMENTS SPUR INCREASED GROWTH

An accelerated pace of discovery and improvements in development and testing processes have led to significant growth opportunities for many biotechnology companies.


[GRAPHIC OMITTED] DIVERSIFICATION IN A TARGETED SECTOR*

The Fund offers investors a way to participate in a broad range of companies in the biotechnology sector, both in the U.S. and abroad. The Fund's investments may include companies involved in many different areas, including the research, development, application, manufacture and distribution of various biotechnological and biomedical products, services, processes and related technologies.

[GRAPHIC OMITTED] THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS-- THE RESEARCH SERIES

While most investors recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as biotechnology, will outperform their competitors over time. The Research Series is a selection of funds built on a foundation of substantial buy-side research. Our team of experienced professionals seeks to offer you an opportunity to invest in the companies it believes are best positioned within their respective industries--companies that may offer growth potential over the long term.

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of volatility, particularly in the short-term. Investors should maintain a long-term investment horizon, and should remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.





* Please note that because the Fund invests in a single industry, its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries.

     1 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

DEAR SHAREHOLDER:

Enclosed herein is the annual report for the Smith Barney Sector Series Inc.--Smith Barney Biotechnology Fund (the "Fund") for the twelve-month period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

SPECIAL SHAREHOLDER NOTICE OF FUND NAME CHANGE AND PERFORMANCE BENCHMARK CHANGE

On July 18, 2001, the Board of Directors of Smith Barney Sector Series Inc. voted to change the name of Smith Barney Global Biotechnology Fund, which became effective on October 1, 2001, as follows:

Former Name:               Smith Barney Global Biotechnology Fund
New Name:                  Smith Barney Biotechnology Fund

The name change more accurately reflects the Fund's holdings, which are predominantly (approximately 90%) invested in U.S. securities. The elimination of "Global" from the Fund's name does not preclude investment by the Fund in non-U.S. securities.

In light of the Fund's emphasis on U.S. biotechnology sector, on October 17, 2001 the Fund has changed its performance benchmark from the Morgan Stanley Capital International All-World Index ("MSCI All-World Index")(1) to the Dow Jones U.S. Total Market Biotechnology Index (the "Index").

The Index is a market cap weighted index based on the Biotechnology sector. The Index is a subset of the Dow Jones U.S. Total Market Index which is a market cap weighted index based on a 95% representation of the United States market value as a whole.*

The average annual total returns for the one- and five-year periods ended December 31, 2000 for the Dow Jones U.S. Total Market Biotechnology Index were positive 22.99% and 30.52%, respectively. The cumulative return for the period
August 31, 2000 (inception date) through December 31, 2000, for the Dow Jones U.S. Total Market Biotechnology Index was negative 16.41%.

PERFORMANCE UPDATE

For the year ended October 31, 2001, the Fund's Class A shares, without sales charges returned negative 31.88%. In comparison, the Dow Jones U.S. Total Market Biotechnology Index ("the Index") returned negative 29.58% for the same period, while the MSCI All-World Index returned negative 25.15% for the same period. Please note that past performance is not indicative of future results.

INVESTMENT STRATEGY

We seek to differentiate ourselves from the traditional approach to investment management in a number of ways that we believe can add value to clients' portfolios. Our management style can best be described as disciplined, yet flexible. Our global reach and local expertise enable us to nurture research teams with direct access to the regions and industries they cover. Our research organization is centered on a team approach to equity research and selection by covering hundreds of companies and working closely together, both within and across industry teams, to reach a prudent consensus.

-----------
(1) THE MSCI ALL-WORLD INDEX REPRESENTS THE PERFORMANCE OF MARKETS IN BOTH THE DEVELOPED AND THE EMERGING MARKETS IN AFRICA, ASIA, AUSTRALIA, EUROPE, NORTH AMERICA AND SOUTH AMERICA. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

* PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


      2 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

                        A THREE STEP RESEARCH PROCESS

  -------------                 --------------                 ----------------
    FUNDAMENTAL                  QUANTITATIVE                  ACTIVE PORTFOLIO
     RESEARCH    ----------->      RESEARCH   ------------->      MANAGEMENT
  -------------                 --------------                 ----------------


Each stock analyst builds intensive, detailed company models that anticipate a particular company's financial performance. These models are based on the company's competitive position within the industry, its quality of product offerings, and its costs and risks. They detail the analyst's assumptions for potential profitability for the company going forward, and provide some of the necessary information to forecast company fundamentals and make stock recommendations. Our analysts strive for consistency in industry and accounting assumptions, which in turn can allow for better comparisons of earnings forecasts.

Our research can add value to active portfolio management by providing timely, unbiased information for our decision-making processes. Our team combines on-site company visits with exhaustive research in order to uncover the companies that we believe have:

     o    superior products or services

     o    outstanding managements

     o    solid balance sheets

     o    market leadership

     o    leading innovation

In our opinion, these strengths can create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

Our valuation framework is based on the Dividend Discount Model ("DDM"), which allows for estimation of returns to fair value; that is, the DDM compares a company's future discounted dividend stream to its current stock price. We believe this is a valuable, consistent method with which to value securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then carefully considers the DDM valuation along with other fundamental factors to produce an investment rating for a company's stock.

We believe our extensive biotechnology experience enables us to form a full understanding of the subtleties of the therapeutic markets and the applications of clinical data. With this in-depth understanding, we are able to identify what we deem to be solid companies with compelling, long-term prospects. The strategy for the Fund is to invest in a diversified portfolio of biotechnology companies across the different disciplines that make up this sector. We evaluate companies on four criteria: profitability (i.e., current or near-term), partnerships, products and pipeline. The higher a company rates on each of these criteria, the larger the position we will take in the company.

In contrast to many other biotechnology funds, we focus on the longer-term outlook for each company, and subsequently have lower turnover(2) than other, more "theme-driven" funds. The sector tends to be U.S.-based. Consequently the Fund is made up of almost 90% U.S. stocks.

---------
(2) TURNOVER IS A MEASURE OF THE FUND'S TRADING ACTIVITY DURING ITS PREVIOUS FISCAL YEAR, EXPRESSED AS A PERCENTAGE OF ITS AVERAGE TOTAL ASSETS. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN ITS CURRENT LEVEL OF TURNOVER.


     3 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

MARKET AND FUND REVIEW

The year 2001 was a rocky one for the biotechnology industry. Shares of most indices peaked at the start of the third quarter of 2000 and then traded off by roughly 50% over the following two quarters. By mid-year 2001, a partial recovery occurred in the sector, only to be completely erased at the one-year anniversary of the former peak.

Continuing this theme of volatility, just two months after the September 11th terrorist attacks, the biotechnology sector increased in value by almost 50% from its year 2001 lows. The Fund tracked these sector-wide price swings throughout the period.

The broad rotations out of the biotechnology sector after the third quarter of 2000 were a reversal of what had been an explosive increase in valuations--increases that we believe did not reflect any underlying changes in the sector. The rotations out of the biotechnology industry continued as general economic uncertainties persisted. Investors became less willing to invest in companies with distant future earnings streams, preferring less risky stocks that had the capacity to generate current cash flow. As the U.S. Federal Reserve Board ("Fed") cut key short-term interest rates throughout the period, healthcare stocks initially suffered as investors moved toward economically sensitive companies, shunning stable, long-term growth opportunities.

After September 11, 2001, the biotechnology sector experienced a rebound due to its historical nature as a defensive sector. The sector is considered defensive, largely due to the fact that consumers need to purchase healthcare products in times of peace as well as in times of war. Furthermore, investors became enamored with the prospect that biotechnology companies would become a cornerstone in the fight against bioterrorism.

The Fund has always been broadly diversified within the biotechnology sector. In the past few months, however, we took more aggressive positions based on our analysts' best ideas in order to take advantage of improving valuations. The Fund purchased securities of Medimmune Inc., Genentech Inc., Abgenix Inc. and Millennium Pharmaceuticals. We either reduced or eliminated the Fund's holdings in Immunex Corp., Serono SA, Biogen Inc. and Human Genome Sciences Inc. The decision to sell these stocks was driven primarily by deteriorating fundamentals and risk control considerations.

MARKET AND FUND OUTLOOK

Our long-term outlook for the biotechnology sector is optimistic. We believe most biotechnology companies' fundamentals have vastly improved from where they were in the in the early 1990's. Although the sector is still very young, since 1994 sales have increased more than 250%, research and development investments have increased nearly 200%, and both the number of products in clinical trials and the number of alliances with pharmaceutical partners have risen by more than 300%. These trends have resulted in more biotechnology products on the market. Today, many of the sector's most important companies are larger, well capitalized and liquid.

Our near-term outlook is also favorable. While the global economy remains in a state of recession, the classic defensive nature of the biotechnology sector should prove favorable to the Fund's performance. Furthermore, we expect data from biopharmaceutical clinical trials to continue to be released with favorable net outcomes, further supporting valuations of companies in the Fund's portfolio.

The biggest risk, we believe, is over the medium-term. Because most biotechnology companies' values are embedded in future growth prospects, and because investors tend to have short-term investment horizons during times of uncertainty, we feel many companies might be perceived as expensive and risky depending on how certain events unfold. We believe small, poorly capitalized and/or earnings-negative biotechnology firms face the greatest risk. Some of the factors that we believe may impact the sector in the future include: the duration and success of the war on terrorism, the outcome of the next U.S. Congressional elections, and the shape that the debate on healthcare reform takes when it re-emerges. Furthermore, investors may realize that the entire biotechnology sector will not be likely to benefit in any sustainable fashion from bioterrorism prevention and response.


     4 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

Over the long term, our outlook for biotechnology remains positive. The supply of new drugs and science is expected to continue, along with an increase in demand for these drugs by an aging population that consumes more medications for more diseases than past generations. In short, people become patients, patients desire medical therapy, and biotechnology companies will likely become the source of an ever-increasing proportion of that therapy. As usual, however, we expect volatility to remain a part of the biotechnology sector.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Biotechnology Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

NOVEMBER 7, 2001

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGER(S) AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND. PLEASE REFER TO PAGES 7 THROUGH 8 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF OCTOBER 31, 2001 AND IS SUBJECT TO CHANGE.



     5 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
SMITH BARNEY BIOTECHNOLOGY FUND AT A GLANCE
-------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY BIOTECHNOLOGY FUND VS. MSCI ALL-WORLD INDEX
-------------------------------------------------------------------------------
        AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) -- OCTOBER 31, 2001

[Data below represents line chart in printed piece.]

                    SMITH BARNEY BIOTECHNOLOGY
DATE                       FUND CLASS A          MSCI ALL-WORLD INDEX*

08/31/00                      9500                   10000
09/30/00                      9275                     9450.76
10/31/00                      8233.33                  9265.86
11/30/00                      7041.67                  8691.82
12/31/00                      7250                     8837.01
01/31/01                      6950                     9065.56
02/28/01                      6650                     8303.94
03/31/01                      5325                     7740.3
04/30/01                      5908.33                  8300.29
05/31/01                      6333.33                  8210.68
06/30/01                      6433.33                  7959.13
07/31/01                      5766.67                  7833.69
08/31/01                      5783.33                  7473.68
09/30/01                      4966.67                     6791
10/31/01                      5608.33                   6935.3


A $10,000 investment in the Fund made on August 31, 2000 would have declined to $5,608 with sales charge (as of October 31, 2001). The graph shows how the fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Morgan Stanley Capital International All-World Index ("MSCI All-World") represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------


 1. AMGEN INC ............................................ 1.3%

 2. GENENTECH INC ........................................ 0.4

 3. MEDIMMUNE INC ........................................ 9.2

 4. IDEC PHARMACEUTICALS CORP ............................ 6.3

 5. GENZYME CORP ......................................... 5.9

 6. GILEAD SCIENCES INC .................................. 5.1

 7. MILLENNIUM PHARMACEUTICALS INC ....................... 4.2

 8. CELLTECH GROUP PLC ................................... 3.4

 9. ABGENIX INC .......................................... 3.2

10. AMERSHAM PLC ......................................... 2.1

* As a percentage of total investments.

-------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
-------------------------------------------------------------------------------

89.7%  UNITED STATES
 6.0%  UNITED KINGDOM
 2.3%  SHORT-TERM
 1.4%  SWITZERLAND
 0.6%  CANADA


     6 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                        OCTOBER 31, 2001


 SHARES                       SECURITY                                 VALUE
================================================================================
COMMON STOCK -- 97.7%
CANADA -- 0.6%
       7,730     QLT Inc.* (Biotechnology)                          $   177,326
-------------------------------------------------------------------------------
SWITZERLAND -- 1.4%
       3,634     BB Biotech (Biotechnology)                             231,111
         214     Serono SA (Pharmaceuticals)                            168,944
-------------------------------------------------------------------------------
                                                                        400,055
-------------------------------------------------------------------------------
UNITED STATES -- 89.7%
      30,984     Abgenix Inc.* (Pharmaceuticals)                        923,013
       4,877     Affymetrix Inc.* (Health Care Equipment & Supplies)    146,554
       2,910     Albany Molecular Resh Inc.* (Biotechnology)             80,607
       6,586     Alkermes Inc.* (Biotechnology)                         168,931
     106,497     Amgen Inc.* (Biotechnology)                          6,051,159
      14,106     Aviron* (Biotechnology)                                469,730
       8,264     Biogen Inc.* (Biotechnology)                           454,520
       7,301     Bio Technology General Group Corp.* (Biotechnology)     52,202
       2,319     CV Therapeutics Inc.* (Pharmaceuticals)                 91,461
       7,816     Celera Genomics Group-Applera Group* (Biotechnology    183,676
       5,176     Celgene Corp.* (Biotechnology)                         170,394
       4,240     Cell Genesys Inc.* (Biotechnology)                      75,896
       3,338     Cell Therapeutics Inc.* (Pharmaceuticals)              100,240
       6,606     Chiron Corp.* (Biotechnology)                          355,535
       7,839     COR Therapeutics Inc.* (Biotechnology)                 176,613
       3,428     Cubist Pharmaceuticals Inc.* (Pharmaceuticals)         138,148
       6,070     Curagen Corp.* (Biotechnology)                         140,035
       2,841     Enzo Biochemical Inc.* (Biotechnology)                  58,297
       4,469     Enzon Inc.* (Pharmaceuticals)                          276,408
       3,469     Gene Logic Inc.* (Biotechnology)                        46,485
      56,538     Genentech Inc.* (Biotechnology)                      2,954,110
      30,967     Genzyme Corp.* (Biotechnology)                       1,670,670
      23,173     Gilead Sciences Inc.* (Pharmaceuticals)              1,457,582
       6,193     Guilford Pharmaceuticals Inc.* (Pharmaceuticals)        67,256
      13,712     Human Genome Sciences Inc.* (Biotechnology)            584,543
       5,724     ICOS Corp.* (Pharmaceuticals)                          330,561
      29,858     IDEC Pharmaceuticals Corp.* (Biotechnology)          1,790,883
       4,283     ImClone Systems Inc.* (Pharmaceuticals)                262,077
       5,610     Immunomedics Inc.* (Biotechnology)                     102,663
       9,378     Incyte Genomics Inc.* (Biotechnology)                  139,732
       5,541     Invitrogen Corp.* (Biotechnology)                      339,885
       6,457     Ligand Pharmaceuticals Inc. Cl. B* (Pharmaceuticals     86,976
       3,748     Maxygen Inc.* (Biotechnology)                           54,121
       8,658     Medarex Inc.* (Biotechnology)                          178,355
      66,550     Medimmune Inc.* (Biotechnology)                      2,611,422
      46,725     Millennium Pharmaceuticals Inc.* (Biotechnology)     1,189,618
       2,717     Myriad Genetics Inc.* (Biotechnology)                  124,982
       4,279     Osi Pharmaceuticals Inc.* (Pharmaceuticals)            195,465
       2,871     Pharmacyclics Inc.* (Pharmaceuticals)                   62,387
      10,988     Protein Design Labs Inc.* (Biotechnology)              362,714
       3,734     Regeneron Pharmaceuticals Inc.* (Biotechnology)         82,521
       4,592     Scios Inc.* (Pharmaceuticals)                          106,075
       1,941     Transkaryotic Therapies Inc.* (Pharmaceuticals)         73,874


                       SEE NOTES TO FINANCIAL STATEMENTS.

     7 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2001
--------------------------------------------------------------------------------


     SHARES                      SECURITY                          VALUE
================================================================================

       2,191     Trimeris Inc.* (Pharmaceuticals)                   $    86,985
      10,725     Vertex Pharmaceuticals Inc.* (Biotechnology)           262,763
       2,292     ViroPharma Inc.* (Pharmaceuticals)                      57,369
       9,750     XOMA Ltd.* (Biotechnology)                              72,832
-------------------------------------------------------------------------------
                                                                     25,468,325
-------------------------------------------------------------------------------
UNITED KINGDOM - 6.0%
      68,506     Amersham PLC (Health Care Equipment & Supplies)        604,079
       4,560     Cambridge Antibody Technlogy Group* (Pharmaceutical    111,421
      73,180     Celltech Group PLC* (Health Care)                      953,588
       7,414     Oxford Glycosciences PLC* (Health Care)                 48,466
          20     Shire Pharmaceuticals Group PLC* (Pharmaceuticals)         291
-------------------------------------------------------------------------------
                                                                      1,717,845
-------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                 (Identified Cost-- $33,630,909)                     27,763,551
================================================================================
      FACE
      AMOUNT                    SECURITY                                  VALUE
================================================================================

DISCOUNT NOTE - 2.3%
    $644,000     State Street Bank & Trust Repurchase
                 Agreement 2.55% due 11/1/01  proceed at
                 maturity $644,046 (collateralized  by
                 $644,000 Federal National Mortgage
                 Association 4.53% due 5/23/03; valued
                 at $644,046)                                           644,000
===============================================================================
                 TOTAL INVESTMENTS - 100%
                 (Identified Cost-- $34,274,909)+                   $28,407,551
================================================================================

* NON-INCOME PRODUCING SECURITY.

+ AGGREGATE COST FOR FEDERAL INCOME TAXES SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.


     8 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           OCTOBER 31, 2001
-------------------------------------------------------------------------------


ASSETS:
     Investments, at value (Cost-- $34,274,909)                                       $ 28,407,551
     Cash                                                                                      508
     Dividend and interest receivable                                                        2,638
     Receivable for Fund shares sold                                                       132,438
     Other receivable                                                                        1,385
--------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                       28,544,520
--------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares repurchased                                                    11,580
     Distribution fees payable                                                              18,772
     Management fees payable                                                                 3,303
     Accrued expenses and other liabilities                                                 74,294
--------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                     107,949
--------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                       $28,436,571
==================================================================================================
NET ASSETS:
     Par value of capital shares                                                          $  4,252
     Capital paid in excess of par value                                                45,034,012
     Accumulated net investment loss                                                        (1,825)
     Accumulated net realized loss from security transactions and foreign currencies   (10,732,605)
     Net unrealized depreciation of investments and foreign currencies                  (5,867,263)
--------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                       $28,436,571
==================================================================================================
SHARES OUTSTANDING:
     Class A                                                                             1,005,545
     ---------------------------------------------------------------------------------------------
     Class B                                                                             1,301,782
     ---------------------------------------------------------------------------------------------
     Class L                                                                             1,945,173
     ---------------------------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                                          $6.73
     ---------------------------------------------------------------------------------------------
     Class B *                                                                               $6.67
     ---------------------------------------------------------------------------------------------
     Class L **                                                                              $6.67
==================================================================================================
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                       $7.08
     ---------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                       $6.74
==================================================================================================

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.


                       SEE NOTES TO FINANCIAL STATEMENTS.


     9 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

FOR THE YEAR ENDED OCTOBER 31, 2001
INVESTMENT INCOME:
     Interest                                                               $21,460
     Dividends                                                                9,841
     Less: Foreign withholding tax                                           (1,231)
------------------------------------------------------------------------------------

TOTAL INVESTMENT INCOME                                                      30,070
------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                               283,915
     Distribution fees (Note 2)                                             246,955
     Blue Sky fees                                                           85,270
     Transfer Agent fees                                                     33,229
     Shareholder communications                                              31,535
     Other                                                                   22,954
     Custody fees                                                            21,130
     Legal fees                                                              14,753
     Directors' fees                                                         10,410
     Audit fees                                                               7,710
     Registration fees                                                        7,137
------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                         764,998
     Less: Aggregate amount waived by the Manager (Note 2)                 (144,649)
------------------------------------------------------------------------------------
     NET EXPENSES                                                           620,349
------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                        (590,279)
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From:
        Security (excluding short-term securities)
         and foreign currency transactions                              (10,717,644)
------------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                             (1,226,742)
------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                 (11,944,386)
------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                 $(12,534,665)
====================================================================================




                       SEE NOTES TO FINANCIAL STATEMENTS.



     10 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

 STATEMENT OF CHANGES IN NET ASSETS


                                                                                                          AUGUST 31, 2000
                                                                                                           (COMMENCEMENT
                                                                               YEAR ENDED                 OF OPERATIONS)
                                                                            OCTOBER 31, 2001            TO OCTOBER 31, 2000
===========================================================================================================================
OPERATIONS:
     Net investment loss                                                    $     (590,279)                  $  (75,412)
     Net realized gain (loss)                                                  (10,717,644)                       2,095
     Decrease in net unrealized depreciation                                    (1,226,742)                  (4,640,521)
---------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                                    (12,534,665)                  (4,713,838)
---------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                           13,636,072                   41,165,480
     Net asset value of shares issued for reinvestment of dividends                     --                           --
     Cost of shares reacquired                                                  (8,618,352)                    (498,126)
---------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                         5,017,720                   40,667,354
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                                               (7,516,945)                  35,953,516
NET ASSETS:
     Beginning of period                                                        35,953,516                           --
---------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD*                                                           $ 28,436,571                  $35,953,516
===========================================================================================================================

* Includes accumulated net investment loss of:                                $     (1,825)               $      (2,318)
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.


     11 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Effective October 12, 2001, The Smith Barney Global Biotechnology Fund changed its name to Smith Barney Biotechnology Fund. The Smith Barney Biotechnology Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds:
Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund and Smith Barney Global Media & Telecommunications Fund. The Fund commenced operations on August 31, 2000.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $597,713, from paid in capital, to accumulated net investment loss. Net investment income, net realized gains and net assets were not affected by this adjustment and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized respectively.

     12 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

2. Management Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.95% of the average daily net assets. SBFM has delegated the daily management of the Fund to Citigroup Asset Management Ltd., (the "Subadviser"), an affiliate of SBFM. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.65% of the Fund's average daily net assets. The management fees paid amounted to $283,915, of which $144,649 was voluntarily waived for the year ended October 31, 2001.

Salomon Smith Barney Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, the Fund paid transfer agent fees of $33,229 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended October 31, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A       CLASS B      CLASS L
===============================================================================
CDSCs                         $ --          $ --        $14,000
-------------------------------------------------------------------------------
Sales Charges                $88,000        $ --        $46,000
===============================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the year ended October 31, 2001, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
===============================================================================
Distribution Plan Fees       $17,301       $93,458     $136,196
===============================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments
During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

===============================================================================
Purchases                                          $26,682,003
-------------------------------------------------------------------------------
Sales                                              $21,826,121
===============================================================================

At October 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                      $ 1,008,809
Gross unrealized depreciation                       (6,876,167)
-------------------------------------------------------------------------------
Net unrealized depreciation                        $(5,867,358)
===============================================================================

4. Forward Foreign Currency Contracts

At October 31, 2001, the Fund had no open forward foreign currency contracts.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters



     13 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. the risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

At October 31, 2001, the Fund did not write any options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, the Fund had no open futures contracts.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

8. Concentration of Risk

The Fund intends to invest at least 80% of its assets in biotechnology related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these for-

      14 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

eign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

9. Capital Shares

At October 31, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2001, total paid-in capital amounted to the following for each class:

                             CLASS A           CLASS B           CLASS L
================================================================================
Total Paid-in Capital      $10,733,943      $14,256,813        $20,645,221
================================================================================


Transactions in shares of each class were as follows:


                                                                                                           AUGUST 31, 2000
                                                              YEAR ENDED                            (COMMENCEMENT OF OPERATIONS)
                                                           OCTOBER 31, 2001                              TO OCTOBER 31, 2000
                                                   ------------------------------                 -------------------------------
                                                   SHARES                  AMOUNT                 SHARES                 AMOUNT
====================================================================================================================================
CLASS A
Shares sold                                        519,806              $  4,015,254               865,546           $   9,646,712
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                                 (373,491)               (2,851,164)               (6,316)                (65,738)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       146,315              $  1,164,090               859,230           $   9,580,974
====================================================================================================================================
CLASS B
Shares sold                                        452,685               $ 3,457,895             1,216,537            $ 13,558,737
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                                 (337,575)               (2,450,584)              (29,865)               (294,225)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       115,110             $   1,007,311             1,186,672            $ 13,264,512
====================================================================================================================================
CLASS L
Shares sold                                        802,225               $ 6,162,923             1,611,305            $ 17,960,031
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                                 (455,094)               (3,316,604)              (13,263)               (138,163)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       347,131               $ 2,846,319             1,598,042            $ 17,821,868
====================================================================================================================================


10. Capital Loss Carryforward

At October 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $10,017,000, available to offset future capital gains of which $22,000 expires October 31, 2008 and $9,995,000 expires October 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.


     15 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:


                                                                                           AUGUST 31, 2000
                                                                                          (COMMENCEMENT OF
                                                                YEAR ENDED                 OPERATIONS) TO
CLASS A SHARES                                               OCTOBER 31, 2001             OCTOBER 31, 2000*
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.88                       $11.40
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.10)                       (0.04)
   Net realized and unrealized loss                                   (3.05)                       (1.48)
---------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (3.15)                       (1.52)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --                           --
   Net realized gain                                                     --                           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      --                           --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $6.73                        $9.88
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (31.88)%                     (13.33)%++
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                    $6,769                       $8,486
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            1.50%                        1.52%+
   Net investment loss                                                (1.40)%                      (0.78)%+
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  74%                           1%
===========================================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY  WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT  INCOME (LOSS) PER
      SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                                  $(0.14)                      $(0.04)
      RATIOS:
      Expenses to average net assets                                   1.98%                        3.08%+
      Net investment loss to average net assets                       (1.88)%                      (2.34)%+
===========================================================================================================================


* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.

+    ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.


     16 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:


                                                                                           AUGUST 31, 2000
                                                                                          (COMMENCEMENT OF
                                                                    YEAR ENDED              OPERATIONS) TO
CLASS B SHARES                                                  OCTOBER 31, 2001          OCTOBER 31, 2000*
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.86                       $11.40
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.16)                       (0.05)
   Net realized and unrealized loss                                   (3.03)                       (1.49)
---------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (3.19)                       (1.54)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --                           --
   Net realized gain                                                     --                           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      --                           --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $6.67                        $9.86
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (32.35)%                     (13.51)%++
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                    $8,687                      $11,705
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.25%                        2.28%+
   Net investment loss                                                (2.15)%                      (1.51)%+
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  74%                           1%
===========================================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES,  THE NET  INVESTMENT  LOSS PER SHARE
    AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                                  $(0.19)                      $(0.05)
      RATIOS:
      Expenses to average net assets                                   2.74%                        3.84%+
      Net investment loss to average net assets                       (2.64)%                      (3.07)%+
============================================================================================================================

* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.

+    ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.


     17 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:


                                                                                           AUGUST 31, 2000
                                                                                          (COMMENCEMENT OF
                                                                YEAR ENDED                 OPERATIONS) TO
CLASS L SHARES                                               OCTOBER 31, 2001             OCTOBER 31, 2000*
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.86                       $11.40
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.16)                       (0.06)
   Net realized and unrealized loss                                   (3.03)                       (1.48)
---------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (3.19)                       (1.54)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --                           --
   Net realized gain                                                     --                           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      --                           --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $6.67                        $9.86
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (32.35)%                     (13.51)%++
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                    $12,980                      $15,763
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.25%                        2.28%+
   Net investment loss                                                (2.15)%                      (1.51)%+
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  74%                           1%
===========================================================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES,  THE NET  INVESTMENT  LOSS PER SHARE
    AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:
     Net investment loss per share                                   $(0.19)                      $(0.06)
     RATIOS:
     Expenses to average net assets                                    2.74%                        3.84%+
     Net investment loss to average net assets                        (2.64)%                      (3.07)%+
===========================================================================================================================

* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.

+ ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.


     18 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Biotechnology Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2001, the related statement of operations, the statements of changes in net assets, and financial highlights for year ended October 31, 2001, and for the period August 31, 2000 (Commencement of Operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, and for the results of its operations, the changes in its net assets and financial highlights for the year ended October 31, 2001 and for the period August 31, 2000 (Commencement of Operations) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                       /s/ KPMG LLP

New York, New York
December 12, 2001



     19 SMITH BARNEY BIOTECHNOLOGY FUND | 2001 Annual Report to Shareholders

                      (This page intentionally left blank.)

--------------------------------------------------------------------------------
   SMITH BARNEY
BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

   DIRECTORS
   Herbert Barg
   Alfred J. Bianchetti
   Martin Brody
   Dwight B. Crane
   Burt N. Dorsett
   Elliot S. Jaffe
   Stephen E. Kaufman
   Joseph J. McCann
   Heath B. McLendon, Chairman
   Cornelius C. Rose, Jr.
   James J. Crisona, Emeritus

   OFFICERS
   Heath B. McLendon
   President and Chief Executive Officer

   Lewis E. Daidone
   Senior Vice President and Treasurer

   Irving P. David
   Controller

   Christina T. Sydor
   Secretary

   INVESTMENT MANAGER
   Smith Barney Fund Management LLC

   INVESTMENT SUBADVISER
   Citigroup Asset Management Ltd.

   DISTRIBUTORS
   Salomon Smith Barney Inc.

   CUSTODIAN
   State Street Bank & Trust Co.

   TRANSFER AGENT
   Citi Fiduciary Trust Company
   125 Broad Street, 11th Floor
   New York, New York 10004

   SUB-TRANSFER AGENT
   PFPC Global Fund Services
   P.O. Box 9699
   Providence, Rhode Island
   02940-9699

     SMITH BARNEY BIOTECHNOLOGY FUND
-------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Biotechnology Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY Biotechnology FUND
Smith Barney Mutual Funds
125 Broad Street, MF-2
New York, New York 10004



For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds

[LOGO] SALOMON SMITH BARNEY


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02132 12/01

               --------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                     GLOBAL MEDIA & TELECOMMUNICATIONS FUND
               --------------------------------------------------
               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2001



                        [SMITH BARNEY MUTUAL FUNDS LOGO]

            -------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
            -------------------------------------------------------

[GRAPHIC OMITTED] Research Series

Annual Report o October 31, 2001

SMITH BARNEY GLOBAL MEDIA &
TELECOMMUNICATIONS FUND

CITIGROUP ASSET
MANAGEMENT LTD.

Citigroup Asset Management Ltd. is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in, but not limited to, the development, production, sale and distribution of goods or services used in the broadcast and media industries; companies engaged in design, development, manufacture, distribution or sale of communications services and equipment; and companies that are involved in supplying equipment or services to such companies, as well as companies that offer telephone service, wireless communications, satellite communications, television and movie programming, broadcasting and Internet access.

FUND FACTS

FUND INCEPTION
-------------------------------------------------------------------------------
August 31, 2000

              Class A                   Class B                      Class L
-------------------------------------------------------------------------------
NASDAQ         SMTAX                     SMTBX                        SGMLX
-------------------------------------------------------------------------------
INCEPTION     8/31/00                   8/31/00                      8/31/00
-------------------------------------------------------------------------------


SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND*
AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

                                     WITHOUT SALES CHARGES(1)
                                Class A            Class B        Class L
-------------------------------------------------------------------------------
One-Year                        (38.62)%           (39.09)%       (39.09)%
-------------------------------------------------------------------------------
Since Inception+                (38.75)%           (39.21)%       (39.21)%
-------------------------------------------------------------------------------


                                      WITH SALES CHARGES(2)
                                Class A            Class B        Class L
-------------------------------------------------------------------------------
One-Year                         (41.68)%           (42.14)%       40.30)%
-------------------------------------------------------------------------------
Since Inception+                 (41.39)%           (41.82)%       (39.73)%
-------------------------------------------------------------------------------

* Since the Fund focuses its investments on companies involved in the media and telecommunications industries, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% per year until CDSC, which applies if shares are redeemed within the first year of purchase.

+    Inception date for Class A, B and L shares is August 31, 2000.

-------------------------------------------------------------------------------
WHAT'S INSIDE

Your Investment in the Smith Barney
Global Media & Telecommunications Fund ...........   1

Letter to Our Shareholders .......................   2

Fund at a Glance .................................   5

Schedule of Investments ..........................   6

Statement of Assets and Liabilities ..............   8

Statement of Operations ..........................   9

Statement of Changes in Net Assets ...............  10

Notes to Financial Statements ....................  11

Financial Highlights .............................  16

Independent Auditors' Report .....................  19

Tax Information ..................................  20


[LOGO] SMITH BARNEY MUTUAL FUNDS
YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)


-------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       YOUR INVESTMENT IN THE SMITH BARNEY
                     GLOBAL MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

The Fund offers investors the opportunity to participate in the long-term growth potential of the media and telecommunications industry. The Fund's management team comprises a seasoned group of investment and research professionals who follow a systematic, rigorous approach designed to provide appropriate exposure to the media and telecommunications sector on a global basis.

[GRAPHIC OMITTED] AN INVESTMENT IN THE FUTURE OF GLOBAL MEDIA AND
TELECOMMUNICATIONS

An investment in the Fund represents an opportunity to take advantage of the anticipated growth and increasing importance of the media and telecommunications industries. While this sector has seen its fair share of challenges of late, we continue to view its long-term prospects favorably.

[GRAPHIC OMITTED] DIVERSIFICATION IN A TARGETED SECTOR*

An investment in the Fund offers investors a way to invest in the broad range of companies shaping the media and telecommunications industries, both in the U.S. and abroad. The Fund's investments may include companies in a wide range of industries such as broadcasting, media, and communications, among others.

[GRAPHIC OMITTED] THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS-- THE RESEARCH SERIES

While most investors recognize that certain sectors drive the economy, we believe it is much more difficult to determine which companies within a particular sector, such as media & telecommunications, will outperform their competitors over time. The Research Series is a selection of funds built on a foundation of substantial buy-side research. Our team of experienced professionals seeks to offer you an opportunity to invest in the companies it believes are best positioned within their respective industries--companies that may offer the greatest growth potential over the long term.

Yet, when investing in a sector fund, it is important to understand that these funds may experience a significant amount of short-term volatility. Investors should maintain a long-term investment horizon, and should remember that sector funds may be appropriate as part of an overall portfolio that has more conservative investments.



* Please note that, because the Fund invests in a single industry, its shares do not represent a complete investment program. The value of its shares may fluctuate more than shares invested in a broader range of industries.


             1 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

DEAR SHAREHOLDER:

Enclosed herein is the annual report for the Smith Barney Sector Series Inc.--Smith Barney Global Media & Telecommunications Fund (the "Fund") for the twelve-month period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

For the year ended October 31, 2001, the Fund's Class A shares, without sales charges, returned of negative 38.62%. In comparison, the Morgan Stanley Capital International All-World Index ("MSCI All-World Index")(1) returned negative 25.15% for the same period. Past performance is not indicative of future results.

INVESTMENT STRATEGY

We seek to differentiate ourselves from the traditional approach to investment management in a number of ways that we believe can add value to clients' portfolios. Our management style can best be described as disciplined, yet flexible. Our global reach and local expertise enable us to nurture research teams with direct access to the regions and industries they cover. Our research organization is centered on a team approach to equity research and selection by covering hundreds of companies and working closely together, both within and across industry teams, to reach a prudent consensus.

                         A THREE STEP RESEARCH PROCESS

  -------------                 --------------                 ----------------
    FUNDAMENTAL                  QUANTITATIVE                  ACTIVE PORTFOLIO
     RESEARCH    ----------->      RESEARCH   ------------->      MANAGEMENT
  -------------                 --------------                 ----------------

Each stock analyst builds intensive, detailed company models that anticipate a particular company's financial performance. These models are based on the company's competitive position within the industry, its quality of product offerings, and its costs and risks. They detail the analyst's assumptions for potential profitability for the company going forward, and provide some of the necessary information to forecast company fundamentals and make stock recommendations. Our analysts strive for consistency in industry and accounting assumptions, which in turn can allow for better comparisons of earnings forecasts.

Our research can add value to active portfolio management by providing timely, unbiased information for our decision-making processes. Our team combines on-site company visits with exhaustive research in order to uncover the companies that we believe have:

     o   superior products or services

     o   outstanding managements

     o   solid balance sheets

     o   market leadership

     o   leading innovation

In our opinion, these strengths can create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

------------
(1) THE MSCI ALL-WORLD INDEX REPRESENTS THE PERFORMANCE OF MARKETS IN BOTH THE DEVELOPED AND THE EMERGING MARKETS OF AFRICA, ASIA, AUSTRALIA, EUROPE, NORTH AMERICA AND SOUTH AMERICA. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

             2 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

Our valuation framework is based on the Dividend Discount Model ("DDM"), which allows for estimation of returns to fair value; that is, the DDM compares a company's future discounted dividend stream to its current stock price. We believe this is a valuable, consistent method with which to value securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then carefully considers the DDM valuation along with other fundamental factors to produce an investment rating for a company's stock.

Our strategy is to focus the Fund's holdings on our analyst's best ideas within the telecommunications, wireless, broadcasting, advertising and publishing industries, while at the same time controlling risk. We do not invest in telecommunications equipment manufacturers, but rather in the consumers of these products. We strive to achieve the highest returns possible versus the sector benchmark, taking into account the risks associated with each industry and sub-sector within the sector.

To control risk, we apply bottom-up(2) fundamental research to stock selection in each industry and sub-sector, thus ensuring that we capture our analyst's best ideas within each area. The Fund's overweighting or underweighting of various industries within the sector versus the benchmark reflects our views on the relative attractiveness of the areas in question. We utilize these overweightings and underweightings to control the risk that arises from industry volatility.

MARKET AND FUND REVIEW

The Fund is currently positioned defensively: It is overweighted in media and advertising and underweighted in telecommunications relative to the MSCI All-World Index. Over the past few months, we reduced the Fund's media overweighting due to deteriorating fundamentals. We also increased the Fund's position in telecommunications, which had been underweighted, as valuations improved and momentum(3) became positive.

To achieve this defensive positioning, we either sold or reduced our holdings in South China Morning Post, Interpublic Group Cos. Inc. and Fox Entertainment Group Inc. The proceeds from these sales were redeployed in Telefonos de Mexico SA, as well as to additional purchases of BellSouth Corp. and SBC Communications Inc. These purchases were driven by investment ideas generated from our intensive research process, which revealed improved valuations. Sales were driven primarily by deterioration of stock fundamentals and momentum, along with risk control considerations.

MARKET AND FUND OUTLOOK

We believe the wireless sector will continue to show strong momentum in the near term, although the rate of penetration and growth is expected to slow in 2002 following record gains during 2001. The recent decision by the Federal Communication Commission (the "FCC") has relaxed spectrum ownership rules has set the industry up for consolidation during 2002. We believe this will begin the process toward reducing the number of competitors in the industry over the longer-term.

We  remain  negative  on  the  long-distance   sector  because  we  believe  the
competitive intensity, substitution from wireless, capacity oversupply, and slowing demand environment will probably not change in the near-term.

We have a cautious near-term view on local operators despite attractive valuations, as we believe most of these companies' fundamentals will remain weak through early 2002 due to economic weakness and substitution effects. Although local competition is easing for incumbents and will be less intense during 2002 than in prior years, the slowing economy and substitution effects will be the key drivers of weakening near-term fundamentals in the local telephone business. Longer-term, we believe the large incumbent local operators will dominate the telecommunications market due to their large customer base, solid financial strength, and large-scale operations. As usual, however, we expect volatility to remain a part of the Media and Telecommunications sector.

-------------
(2) BOTTOM-UP INVESTING IS A SEARCH FOR OUTSTANDING PERFORMANCE OF INDIVIDUAL STOCKS BEFORE CONSIDERING THE IMPACT OF ECONOMIC TRENDS.

(3) A STOCK'S MOMENTUM COMPARES THE MOVEMENT OF ITS PRICE TO THE MOVEMENT OF THE BENCHMARK INDEX.

             3 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Global Media & Telecommunications Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman
NOVEMBER 7, 2001








THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGER(S) AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND. PLEASE REFER TO PAGES 6 THROUGH 7 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF OCTOBER 31, 2001 AND IS SUBJECT TO CHANGE.









             4 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND AT A GLANCE
-------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND VS. MSCI ALL-WORLD INDEX
-------------------------------------------------------------------------------

        AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS) -- OCTOBER 31, 2001


[Representation of line graph in printed piece.]


 DATE                 SMITH BARNEY GLOBAL MEDIA &
                     TELECOMMUNICATIONS FUND CLASS A   MSCI ALL-WORLD INDEX*
08/30/00                         9500                    10000
08/31/00                         9500                    10000
09/30/00                         8625                     9450.76
10/31/00                         8733.33                  9265.86
11/30/00                         7550                     8691.82
12/31/00                         7454.85                  8837.01
01/31/01                         8141.71                  9065.56
02/28/01                         7119.8                   8303.94
03/31/01                         6633.98                  7740.3
04/30/01                         7245.45                  8300.29
05/31/01                         7027.67                  8210.68
06/30/01                         6617.23                  7959.13
07/31/01                         6541.84                  7833.69
08/31/01                         5829.86                  7473.68
09/30/01                         5486.44                  6791
10/31/01                         5360.79                  6935.3


A $10,000 investment in the Fund made on August 31, 2000 would have declined to $5,361 with sales charge (as of October 31, 2001). The graph shows how the fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Morgan Stanley Capital International All-World Index ("MSCIAll-World") represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------

1. SBC COMMUNICATIONS INC .....................................  9.0%

2. VODAFONE GROUP PLC .........................................  8.4

3. VERIZON COMMUNICATIONS INC .................................  8.3

4. AOL TIME WARNER INC ........................................  7.9

5. BELLSOUTH CORP .............................................  5.9

6. NIPPON TELEGRAPH & TELEPHONE CO ............................  3.5

7. TELEFONICA, S.A ............................................  3.3

8. OMNICOM GROUP ..............................................  3.0

9. WALT DISNEY CO .............................................  2.9

10. VIACOM INC. CLASS B .......................................  2.6

* As a percentage of total investments.

--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------

[Representation of pie chart in printed piece.]

61.3%  UNITED STATES
12.0%  UNITED KINGDOM
 5.4%  SPAIN
 4.7%  FRANCE
 3.7%  MEXICO
 3.5%  JAPAN
 2.8%  ITALY
 2.6%  GERMANY
 2.1%  AUSTRALIA
 1.2%  HONG KONG
 0.7%  BRAZIL


             5 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                       OCTOBER 31, 2001

   SHARES                          SECURITY                         VALUE
-------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
AUSTRALIA -- 2.1%
      21,052     News Corp. (Media)                                 $   124,694
-------------------------------------------------------------------------------
BRAZIL -- 0.7%
       4,475     Tele Norte Leste Participacoes ADRs
                 (Telecommunication Services)                            45,466
-------------------------------------------------------------------------------
FRANCE -- 4.7%
       3,000     Vivendi Universal (Media)                              140,044
       3,924     France Telecom S.A. (Telecommunication Services)       146,366
-------------------------------------------------------------------------------
                                                                        286,410
-------------------------------------------------------------------------------
GERMANY -- 2.6%
      10,061     Deutsche Telekom AG (Telecommunication Services)       155,559
-------------------------------------------------------------------------------
HONG KONG -- 1.2%
     269,000     Pacific Century* (Telecommunication Services)           71,561
-------------------------------------------------------------------------------
ITALY -- 2.8%
       6,928     Telecom Italia S.P.A. (Telecommunication Services)      57,765
      20,031     T.I.M. S.P.A. (Telecommunication Services)             109,002
-------------------------------------------------------------------------------
                                                                        166,767
-------------------------------------------------------------------------------
JAPAN -- 3.5%
          52     Nippon Telegraph & Telephone Co.
                 (Telecommunication Services)                           213,864
-------------------------------------------------------------------------------
MEXICO -- 3.7%
      81,041     Grupo Televisa* (Media)                                124,477
       2,900     Telefonos De Mexico SA ADRs
                 (Telecommunication Services)                            98,774
-------------------------------------------------------------------------------
                                                                        223,251
-------------------------------------------------------------------------------
SPAIN -- 5.4%
       5,677     Sogecable, S.A.* (Media)                               127,654
      16,551     Telefonica, S.A.* (Telecommunication Services)         198,590
-------------------------------------------------------------------------------
                                                                        326,244
-------------------------------------------------------------------------------
UNITED STATES -- 61.3%
       8,104     AT&T Corp. (Telecommunication Services)                123,586
       9,487     AT&T Corp.-- Liberty Media Corporation* (Media)        110,903
       6,411     AT&T Wireless Services Inc.
                 (Telecommunication Services)                            92,575
       1,703     ALLTEL Corp. (Telecommunication Services)               97,309
      15,405     AOL Time Warner Inc. (Media)                           480,790
       9,637     Bellsouth Corp. (Telecommunication Services)           356,569
       3,368     Fox Entertainment Group Inc.* (Media)                   74,130
      10,171     GM Corporation Cl. H* (Communications Equipment)       139,851
       4,097     Interpublic Group of Companies, Inc. (Media)            91,978
       3,575     New York Times Co. (Media)                             147,469
       5,720     Nextel Communications Inc.* (Telecommunication Serv     45,474
       2,350     Omnicom Group (Media)                                  180,433
       7,169     Qwest Communications International Inc.
                 (Telecommunications Services)                           92,839
      14,319     SBC Communications Inc. (Telecommunication Services    545,697
       1,991     Scripps Co. (E.W.)-- Cl. A (Media)                     122,785
       3,503     Univision Communications Inc.* (Media)                  87,575
      10,082     Verizon Communications (Telecommunication Services)    502,184
       1,370     Viacom Inc. Class A* (Media)                            50,252

                       SEE NOTES TO FINANCIAL STATEMENTS.

            6 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2001
-------------------------------------------------------------------------------
    SHARES                      SECURITY                             VALUE
-------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
       4,340     Viacom Inc. Class B* (Media)                       $   158,453
       9,493     Walt Disney Co. (Media)                                176,475
       3,073     Worldcom Inc.* (Telecommunication Services)             41,332
-------------------------------------------------------------------------------
                                                                      3,718,659
-------------------------------------------------------------------------------

UNITED KINGDOM -- 12.0%
       8,318     British Sky Broadcast* (Media)                          93,043
      25,210     British Telecommunications Plc. (Telecommunication     127,447
     220,446     Vodafone Group Plc. (Telecommunication Services)       509,185
-------------------------------------------------------------------------------
                                                                        729,675
-------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                 (Identified Cost-- $9,307,628+)                    $ 6,062,150
===============================================================================

ADRS -- AMERICAN DEPOSITARY RECEIPTS

* NON-INCOME PRODUCING SECURITY.

+ AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.


                       SEE NOTES TO FINANCIAL STATEMENTS.


             7 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           OCTOBER 31, 2001
-------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost-- $9,307,628)                     $ 6,062,150
     Foreign currency, at value (Cost-- $705)                              702
     Cash                                                               31,971
     Receivable for securities sold                                     49,853
     Receivable for Fund shares sold                                    27,466
     Receivable from the Manager (Note 10)                              21,677
     Dividends and interest receivable                                  13,989
-------------------------------------------------------------------------------
     TOTAL ASSETS                                                    6,207,808
-------------------------------------------------------------------------------
LIABILITIES:
     Distribution fees payable                                           4,706
     Accrued expenses and other liabilities                             61,472
-------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                  66,178
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $6,141,630
===============================================================================
NET ASSETS:
     Par value of capital shares                                      $    966
     Capital paid in excess of par value                            10,676,510
     Accumulated net investment loss                                    (1,824)
     Accumulated net realized loss from security
      transactions and foreign currencies                           (1,288,605)
     Net unrealized depreciation of investments                     (3,245,417)
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $6,141,630
-------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A                                                           161,122
     --------------------------------------------------------------------------
     Class B                                                           508,088
     --------------------------------------------------------------------------
     Class L                                                           297,166
     --------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                      $6.40
     --------------------------------------------------------------------------
     Class B *                                                            $6.35
     --------------------------------------------------------------------------
     Class L **                                                           $6.35
     --------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)    $6.74
     --------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)    $6.41
===============================================================================

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM INITIAL PURCHASE (SEE NOTE 2).

** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

             8 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2001
INVESTMENT INCOME:
     Dividends                                                      $   91,665
     Interest                                                            3,962
     Less: Foreign withholding tax                                      (3,704)
-------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                            91,923
-------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                           64,975
     Distribution fees (Note 2)                                         70,653
     Blue sky fees                                                      80,171
     Shareholder communications                                         34,973
     Custody fees                                                       23,081
     Legal fees                                                         16,447
     Audit fees                                                         13,000
     Directors' fees                                                    11,584
     Transfer Agent fees                                                11,339
     Registration fees                                                   1,099
     Other                                                              16,727
-----------------------------------------------------------------------------
     TOTAL EXPENSES                                                    344,049
     Less: aggregate amount waived by the Manager (Note 2)             (64,975)
     Less: expenses assumed by the Manager (Note 10)                  (106,917)
-----------------------------------------------------------------------------
NET EXPENSES                                                           172,157
-----------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (80,234)
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From:
        Security (excluding short-term securities)
         and foreign currency transactions                          (1,232,294)
-----------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                        (2,663,441)
-----------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (3,895,735)
-----------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                             $(3,975,969)
=============================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.


             9 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                                          AUGUST 31, 2000
                                                                                                           (COMMENCEMENT
                                                                               YEAR ENDED                 OF OPERATIONS)
                                                                            OCTOBER 31, 2001            TO OCTOBER 31, 2000
===========================================================================================================================
OPERATIONS:
     Net investment loss                                                         $ (80,234)                    $ (3,724)
     Net realized loss                                                          (1,232,294)                     (26,774)
     Decrease in net unrealized depreciation                                    (2,663,441)                    (581,976)
---------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                                     (3,975,969)                    (612,474)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                         (37,939)                          --
     Dividends in excess of net investment income                                   (1,211)                          --
---------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                     (39,150)                          --
---------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                            4,096,798                    9,538,770
     Net asset value of shares issued for reinvestment of dividends                 37,566                           --
     Cost of shares reacquired                                                  (2,738,810)                    (165,101)
---------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                         1,395,554                    9,373,669
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                               (2,619,565)                   8,761,195
NET ASSETS:
     Beginning of period                                                         8,761,195                           --
---------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD*                                                             $6,141,630                   $8,761,195
===========================================================================================================================
* Includes accumulated net investment loss and
  undistributed net investment income:                                          $   (1,824)                 $    35,621
===========================================================================================================================




                       SEE NOTES TO FINANCIAL STATEMENTS.

            10 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The Smith Barney Global Media & Telecommunications Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund and Smith Barney Biotechnology Fund. The Fund commenced operations on August 31, 2000.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(m) the character of income and gains to be distributed in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the Fund reclassified $80,278 from accumulated net investment loss, $1,956 to net realized gain and $78,772 to paid in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized respectively.

            11 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SBFM has delegated the daily management of the Fund to Citigroup Asset Management Ltd., (the Subadviser), an affiliate of SBFM. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $64,975, all of which was voluntarily waived for the year ended October 31, 2001.

Salomon Smith Barney Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, the Fund paid transfer agent fees of $11,500 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended October 31, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:

                             CLASS A       CLASS B      CLASS L
================================================================================
CDSCs                       $365,000         $--       $  2,000
-------------------------------------------------------------------------------
Sales charges               $ 35,000         $--        $10,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the year ended October 31, 2001, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
================================================================================
Distribution Plan Fees       $3,521        $42,375      $24,757
================================================================================

All officers and one Director of the Fund are employees of SSB.

3.  Investments
During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

===============================================================================
Purchases                                             $4,900,725
-------------------------------------------------------------------------------
Sales                                                 $3,509,735
===============================================================================

At October 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                       $   72,732
Gross unrealized depreciation                       (3,318,213)
-------------------------------------------------------------------------------
Net unrealized depreciation                        $(3,245,481)
================================================================================

4. Forward Foreign Currency Contracts

At October 31, 2001, the Fund had no open forward foreign currency contracts.

            12 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

5.  Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2001, the Fund did not write any options.

6.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, the Fund had no open futures contracts.

7.  Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

8.  Concentration of Risks

The  Fund   intends   to  invest  at  least  80%  of  its   assets  in  media  &
telecommunications related investments. As a result of this concentration policy, which is a fundamental policy of the

            13 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Funds' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

9.  Capital Shares

At October 31, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share.

The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2001, total paid-in capital amounted to the following for each class:

                             CLASS A       CLASS B      CLASS L
================================================================================
Total Paid-in Capital      $1,767,168    $5,730,494  $3,259,797
================================================================================

10. Assumption of Expenses

The Manager has voluntarily agreed to pay a portion of the expenses of the Fund for the year ended October 31, 2001, which amounted to $106,917 to maintain a voluntary expense limitation of 1.50%, 2.25% and 2.25% for Class A, Class B and Class L Shares, respectively, of each classes of shares average daily net assets. This voluntary expense limitation may be discontinued at any time.

Transactions in shares of each class were as follows:

                                                                                                           AUGUST 31, 2000
                                                              YEAR ENDED                            (COMMENCEMENT OF OPERATIONS)
                                                           OCTOBER 31, 2001                              TO OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                   SHARES                  AMOUNT                 SHARES                 AMOUNT
====================================================================================================================================

CLASS A
Shares sold                                       200,087               $ 1,796,950               119,238              $1,323,986
Shares issued on reinvestment                       1,039                     9,251                    --                      --
Shares reacquired                                (158,061)               (1,349,104)               (1,181)                (11,995)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       43,065                $  457,097               118,057              $1,311,991
====================================================================================================================================
CLASS B
Shares sold                                       105,199                $  945,386               509,391              $5,706,545
Shares issued on reinvestment                       2,057                    18,289                    --                      --
Shares reacquired                                 (97,147)                 (818,734)              (11,412)               (114,878)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       10,109                $  144,941               497,979              $5,591,667
===================================================================================================================================
CLASS L
Shares sold                                       146,357               $ 1,354,462               224,522              $2,508,239
Shares issued on reinvestment                       1,128                    10,026                    --                      --
Shares reacquired                                 (71,214)                 (570,972)               (3,627)                (38,228)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       76,271               $   793,516               220,895              $2,470,011
===================================================================================================================================

            14 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

11. Capital Loss Carryforward

At October 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $1,029,000, available to offset future capital gains of which $54,000 expires October 31, 2008 and $975,000 expires on October 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.






            15 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:


                                                                                           AUGUST 31, 2000
                                                                                          (COMMENCEMENT OF
                                                                YEAR ENDED                 OPERATIONS) TO
CLASS A SHARES                                               OCTOBER 31, 2001             OCTOBER 31, 2000*
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.48                       $11.40
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.03)                       (0.09)
   Net realized and unrealized loss                                   (4.01)                       (0.83)
---------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (4.04)                       (0.92)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                              (0.04)                          --
   Dividends in excess of net investment income**                        --                           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (0.04)                          --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $6.40                       $10.48
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (38.62)%                      (8.07)%++
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                    $1,031                       $1,237
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            1.50%                        1.52%+
   Net investment income (loss)                                       (0.33)%                      (0.35)%+
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  44%                           3%
===========================================================================================================================

NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY  WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT  INCOME (LOSS) PER
      SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

      Net investment loss per share                                  $(0.21)                      $(0.09)
      RATIOS:
      Expenses to average net assets                                   3.62%                        7.08+
      Net investment loss to average net assets                       (2.45)%                      (5.21)%+
===========================================================================================================================

 * NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.

** THE PER SHARE AMOUNT IS UNDER $0.01.

 + ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

            16 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                                                           AUGUST 31, 2000
                                                                                          (COMMENCEMENT OF
                                                                YEAR ENDED                 OPERATIONS) TO
CLASS B SHARES                                               OCTOBER 31, 2001             OCTOBER 31, 2000*
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.47                       $11.40
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.09)                       (0.10)
   Net realized and unrealized loss                                   (3.99)                       (0.83)
---------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (4.08)                       (0.93)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                              (0.04)                          --
   Dividends in excess of net investment income**                        --                           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (0.04)                          --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $6.35                       $10.47
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         (39.09)%                      (8.16)%++
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                    $3,225                       $5,212
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.25%                        2.29%+
   Net investment loss                                                (1.08)%                      (0.36)%+
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  44%                           3%
===========================================================================================================================
NOTE: IF AGENTS OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE
    RATIOS WOULD HAVE BEEN AS FOLLOWS:
      Net investment loss per share                                  $(0.26)                      $(0.10)
      RATIOS:
      Expenses to average net assets                                   4.37%                        7.85%+
      Net investment loss to average net assets                       (3.20)%                      (5.92)%+
============================================================================================================================

 * NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.

 ** THE PER SHARE AMOUNT IS UNDER $0.01.
  + ANNUALIZED.

 ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
    RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

            17 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:


                                                                                           AUGUST 31, 2000
                                                                                          (COMMENCEMENT OF
                                                                YEAR ENDED                 OPERATIONS) TO
CLASS L SHARES                                               OCTOBER 31, 2001             OCTOBER 31, 2000*
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.47                       $11.40
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.09)                       (0.10)
   Net realized and unrealized loss                                   (3.99)                       (0.83)
---------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                            (4.08)                       (0.93)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                              (0.04)                          --
   Dividends in excess of net investment income**                        --                           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (0.04)                          --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $6.35                       $10.47
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          (39.09)%                     (8.16)%++
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                                    $1,886                       $2,312
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.25%                        2.28%+
   Net investment loss                                                (1.06)%                      (0.40)%+
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  44%                           3%
============================================================================================================================
NOTE: IF AGENTS OF THE FUND HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE
    RATIOS WOULD HAVE BEEN AS FOLLOWS:
     Net investment loss per share                                   $(0.26)                      $(0.10)
     RATIOS:
     Expenses to average net assets                                    4.37%                        7.85%+
     Net investment loss to average net assets                        (3.18)%                      (5.96)%+
============================================================================================================================

* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.

** THE PER SHARE AMOUNT IS UNDER $0.01.

 + ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.


                       SEE NOTES TO FINANCIAL STATEMENTS.

            18 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Global Media & Telecommunications Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2001, the related statement of operations, the statements of changes in net assets and financial highlights for the year ended October 31, 2001 and for the period August 31, 2000 (Commencement of Operations) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, the results of its operations, the changes in its net assets and financial highlights for the year ended October 31, 2001 and for the period August 31, 2000 through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                     /s/ KPMG LLP

New York, New York
December 12, 2001



            19 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

-------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
-------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended October 31, 2001:

o A corporate dividends received deduction of 26.99%.

A total of 2.55% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.






            20 SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND |
                       2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
             SMITH BARNEY
GLOBAL MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------


    DIRECTORS
    Herbert Barg
    Alfred J. Bianchetti
    Martin Brody
    Dwight B. Crane
    Burt N. Dorsett
    Elliot S. Jaffe
    Stephen E. Kaufman
    Joseph J. McCann
    Heath B. McLendon, Chairman
    Cornelius C. Rose, Jr.
    James J. Crisona, Emeritus


    OFFICERS
    Heath B. McLendon
    President and Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President and Treasurer

    Irving P. David
    Controller

    Christina T. Sydor
    Secretary


    INVESTMENT MANAGER
    Smith Barney Fund Management LLC


    INVESTMENT SUBADVISER
    Citigroup Asset Management Ltd.


    DISTRIBUTORS
    Salomon Smith Barney Inc.


    CUSTODIAN
    State Street Bank & Trust Co.


    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

     SMITH BARNEY GLOBAL MEDIA & TELECOMMUNICATIONS FUND
-------------------------------------------------------------------------------
This report is submitted for general information of the shareholders of Smith Barney Sector Series Inc. -- Smith Barney Global Media & Telecommunications Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY GLOBAL MEDIA &
   TELECOMMUNICATIONS FUND
Smith Barney Mutual Funds
125 Broad Street, MF-2
New York, New York 10004



For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds


[LOGO] SALOMON SMITH BARNEY

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02131 12/01

             -------------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                             GLOBAL TECHNOLOGY FUND
             -------------------------------------------------------
               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2001



                        [SMITH BARNEY MUTUAL FUNDS LOGO]

             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

                                               [GRAPHIC OMITTED] Research Series

Annual Report o October 31, 2001

SMITH BARNEY GLOBAL
TECHNOLOGY FUND

CITIGROUP ASSET
MANAGEMENT LTD.

Citigroup Asset Management Ltd. is the subadviser to the Fund. The Fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets in securities of companies principally engaged in, but not limited to, offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
August 31, 2000

                       CLASS A            CLASS B            CLASS L
--------------------------------------------------------------------------------
NASDAQ                  STFAX               --                SBGTX
--------------------------------------------------------------------------------
INCEPTION              8/31/00            8/31/00            8/31/00
--------------------------------------------------------------------------------

SMITH BARNEY GLOBAL TECHNOLOGY FUND*
TOTAL RETURNS AS OF OCTOBER 31, 2001

                                          WITHOUT SALES CHARGES(1)
                           Class A              Class B             Class L
--------------------------------------------------------------------------------
One Year                   (49.80)%             (50.16)%            (50.16)%
--------------------------------------------------------------------------------
Since Inception+           (55.70)%             (56.02)%            (56.02)%
--------------------------------------------------------------------------------

                                           WITH SALES CHARGES(2)
                           Class A              Class B             Class L
--------------------------------------------------------------------------------
One Year                   (52.31)%             (52.65)%            (51.15)%
--------------------------------------------------------------------------------
Since Inception+           (57.61)%             (57.91)%            (56.40)%
--------------------------------------------------------------------------------

* Since the Fund focuses its investments on companies involved in technology, an investment in the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase.Thereafter, this CDSCdeclines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+    Inception date for Class A, B, and L shares is August 31, 2000.

--------------------------------------------------------------------------------
WHAT'S INSIDE
Your Investment in the Smith Barney
Global Technology Fund ......................................................  1
Letter to Our Shareholders ..................................................  2
Fund at a Glance ............................................................  5
Schedule of Investments .....................................................  6
Statement of Assets and Liabilities .........................................  8
Statement of Operations .....................................................  9
Statement of Changes in Net Assets .......................................... 10
Notes to Financial Statements ............................................... 11
Financial Highlights ........................................................ 15
Independent Auditors' Report ................................................ 18

[SMITH BARNEY MUTUAL FUNDS LOGO]

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE SMITH BARNEY GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

EXPOSURE TO GROWTH OPPORTUNITIES

Subadvised by Citigroup Asset Management Ltd., the Fund seeks long-term capital appreciation through exposure to the global technology industry.



[GRAPHIC OMITTED] INNOVATION THAT TRANSFORMS THE WORLD

                  Technological innovation has changed the world. As further advancements continue to be made in many different areas around the globe, it may be beneficial to maintain broad exposure to global technology companies. The subadviser continually monitors the global changes taking place, and looks to offer investors access to companies on the leading edge of technology.

[GRAPHIC OMITTED] DIVERSIFICATION IN A TARGETED SECTOR*

                  An investment in the Fund offers investors a way to invest in a broad range of companies in the technology sectors both in the U.S. and abroad. The Fund's investments may include companies in a wide range of industries, such as computers, semi-conductors, software, electronics and communications.

[GRAPHIC OMITTED] THE BENEFITS OF EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS--
                  THE RESEARCH SERIES

                  The Research Series is a selection of Smith Barney Mutual Funds built on a foundation of substantial buy-side research under the direction of the subadviser. This series of funds focus on potential opportunities from well-defined industries, sectors and trends.


* Please note that, because the Fund invests in a single industry, its shares do not represent a complete investment program, and the value of its shares may fluctuate more than shares invested in a broader range of industries.

   1 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

DEAR SHAREHOLDER:

Enclosed herein is the annual report for the Smith Barney Sector Series Inc.--Smith Barney Global Technology Fund (the "Fund") for the twelve-month period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

SPECIAL SHAREHOLDER NOTICE

On November 7, 2001, the Fund's shareholder's approved the merger of the Fund into the Smith Barney Technology Fund, another fund in the Smith Barney Sector Series Inc.

PERFORMANCE UPDATE

For the year ended October 31, 2001, the Fund's Class A shares, without sales charges, returned negative 49.80%. In comparison, the Morgan Stanley Capital International All-World Index ("MSCI All-World Index")(1) returned negative 25.15% for the same period. Please note that past performance is not indicative of future results.

INVESTMENT STRATEGY

We seek to differentiate ourselves from the traditional approach to investment management in a number of ways that we believe can add value to clients' portfolios. Our management style can best be described as disciplined, yet flexible. Our global reach and local expertise enable us to nurture research teams with direct access to the regions and industries they cover. Our research organization is centered on a team approach to equity research and selection by covering hundreds of companies and working closely together, both within and across industry teams to reach a prudent consensus.

                         A THREE-STEP RESEARCH PROCESS

       ----------------         ----------------         ----------------
         FUNDAMENTAL   ------->   QUANTITATIVE  -------> ACTIVE PORTFOLIO
           RESEARCH                 RESEARCH                MANAGEMENT
       ----------------         ----------------         ----------------

Each stock analyst builds intensive, detailed company models that anticipate a particular company's financial performance. These models are based on the company's competitive position within the industry, its quality of product offerings, and its costs and risks. These models detail the analyst's assumptions for potential profitability for the company going forward, and provide some of the necessary information to forecast company fundamentals and make stock recommendations. Our analysts strive for consistency in industry and accounting assumptions, which in turn can allow for better comparisons of earnings forecasts.

Our research can add value to active portfolio management by providing timely, unbiased information for our decision-making processes. Our team combines on-site company visits with exhaustive research in order to uncover the companies that we believe have:

o superior products or services

o outstanding managements

o solid balance sheets

o market leadership

o leading innovation

----------
(1) THE MSCI ALL-WORLD INDEX REPRESENTS THE PERFORMANCE OF MARKETS IN BOTH THE DEVELOPED AND THE EMERGING MARKETS IN AFRICA, ASIA, AUSTRALIA, EUROPE, NORTH AMERICA AND SOUTH AMERICA. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

    2 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

In our opinion, these strengths can create real value and lead to strong earnings and sales growth, which ultimately drives stock prices.

Our valuation framework is based on the Dividend Discount Model ("DDM"), which allows for estimation of returns to fair value; that is, the DDM compares a company's future discounted dividend stream to its current stock price. We believe this is a valuable, consistent method with which to value securities. The DDM-based valuation process, in our view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then carefully considers the DDM valuation along with other fundamental factors to produce an investment rating for a company's stock.

We identify investment opportunities through our bottom-up(2) fundamental research and stock selection, yet the overall industry mix is consistent with the top-down strategic industry themes we use for estimate forecasting and rating formulation. Since industries within this sector are quick to innovate and consolidate, we carefully monitor the Fund's holdings to reflect any changes that may have an impact on performance.

MARKET AND FUND REVIEW

The U. S. Federal Reserve Board (the "Fed") began the year 2001 with an aggressive campaign of easing monetary policy (i.e., reducing key short-term interest rates) in an effort to bolster a flagging economy. Through August 2001, the Fed had cut short-term interest rates seven times, from 6.5% to 3.5%, and appeared to be nearing the end of its rate cutting campaign. Since the September 11th terrorist attacks, the Fed has pumped additional liquidity into the system and reduced short-term interest rates four times; once with an intra-meeting move on September 17th, before the equity market reopened after the terrorist attack, once on October 2nd, once on November 6th, which was after the reporting period ended, and again on December 11th. The federal funds rate(3) now stands at 1.75%, its lowest level in four decades. Congress has also enacted emergency spending measures and is working to craft a second package of tax cuts to help stimulate economic growth.

The valuation correction that began impacting the technology sector in March 2000 continued to dampen performance during the year as investors reassessed the price they were willing to pay for growth stocks.(4) An equally problematic issue for technology stocks, however, was the collapse in the earnings power of many companies. Former industry stalwarts such as Cisco, EMC and Sun Microsystems went from generating impressive profits to delivering sharp losses. These companies and others were faced with plummeting demand, which led to pricing pressure and bulging inventories. The ensuing steep declines in revenues collided with bloated workforces and manufacturing capacities that had been planned for times of robust growth. The ensuing losses resulted in dramatic stock price declines.

This pattern was not all encompassing, however. Companies that did not participate in the dot-com and telecommunications-driven stock price bubble saw very little earnings or valuation contraction. Companies such as IBM, Electronic Data Systems, Compuware, and Computer Associates performed relatively well during the technology bear market of the last 12 months.

Our goal for the Fund is to identify tomorrow's leaders in the hardware, software, electronic equipment, Internet and information services industries, while at the same time controlling risk. We strive to achieve the highest returns possible above the sector benchmark, taking into account the risks associated with each industry and sub-sector within the sector. Our positions favor the infrastructure providers and more established players in hardware and software. To control the risk, we utilize the bottom-up stock selection process outlined above, ensuring that we have captured our research analyst's best ideas within each sector and sub-sector.

----------
(2) BOTTOM-UP INVESTING IS A SEARCH FOR OUTSTANDING PERFORMANCE OF INDIVIDUAL STOCKS BEFORE CONSIDERING THE IMPACT OF ECONOMIC TRENDS.
(3) THE FEDERAL FUNDS RATE ("FED FUNDS RATE") IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE.
(4) GROWTH STOCKS ARE SHARES OF COMPANIES BELIEVED TO EXHIBIT THE POTENTIAL FOR FASTER-THAN-AVERAGE GROWTH WITHIN THEIR INDUSTRIES.

    3 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

In response to changing market conditions during the period, we positioned the Fund to be more defensive by increasing the Fund's weightings toward software and commercial services, and reducing the Fund's weightings toward semiconductors and telecommunications equipment. At the time of this report, the Fund was overweighted in the software and computer industries and underweighted in the semiconductor and telecommunications equipment industries, relative to the benchmark MSCI All-World Index. We added EDS, First Data Corp. and IBM Corp., to the Fund's holdings during the period.

MARKET AND FUND OUTLOOK

The outlook for technology fundamentals is currently mixed. On the positive side, fundamentals have improved: We believe inventory levels in the personal computer and wireless handset sectors appear appropriate for current demand levels; excess system capacity at customer sites is being rapidly absorbed; and manufacturing capacity has fallen. Drastic cuts in spending also appear to be bottoming out. On the negative side, however, some markets that are important for technology spending--namely, telecommunications and financial services--are still deteriorating. Additionally, demand in Europe and Japan continues to soften, and worldwide capital budgets suggest that spending on technology equipment will be weak going into 2002.

From a valuation standpoint, security selection is likely to increase in importance. At the time of this report, in our opinion, many technology stocks had advanced strongly for what appeared to be largely speculative reasons, while others still offered attractive investment opportunities. We believe that for the long-term investor, the case for technology stocks remains compelling.

Thank you for investing in the Smith Barney Sector Series Inc.--Smith Barney Global Technology Fund.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

DECEMBER 12, 2001

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGER(S) AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND. PLEASE REFER TO PAGES 6 THROUGH 7 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF OCTOBER 31, 2001 AND IS SUBJECT TO CHANGE.

    4 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SMITH BARNEY GLOBAL TECHNOLOGY FUND AT A GLANCE
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY GLOBAL TECHNOLOGY FUND VS. MSCI ALL-WORLD INDEX
--------------------------------------------------------------------------------
         AUGUST 31, 2000 (COMMENCEMENT OF OPERATIONS)--OCTOBER 31, 2001

        [The table below represents a line chart in the printed report.]

                   Smith Barney           MSCI             MSCI
              Global Technology Fund  Information       All-World
                      Class A          Technology         Index+
              ----------------------  -----------       ---------
      8/30/00           9500             10000            10000
      8/31/00           9500             10000            10000
      9/30/00           7750             8142.22          9450.76
      10/31/00          7316.67          7492.45          9265.86
      11/30/00          6225             6198.74          8691.82
      12/31/00          5743.71          5684.73          8837.01
      1/31/01           6464.82          6467.66          9065.56
      2/28/01           4846.52          4773.73          8303.94
      3/31/01           4326.65          4213.86          7740.3
      4/30/01           5081.3           4898.62          8300.29
      5/31/01           4771.06          4622.61          8210.68
      6/30/01           4611.74          4494.63          7959.13
      7/31/01           4360.19          4217.09          7833.69
      8/31/01           3806.78          3693.49          7473.68
      9/30/01           3186.29          3035.85          6791
      10/31/01          3672.62          3527.74          6935.3

A $10,000 investment in the Fund made on August 31, 2000 would have declined to $3,673 with sales charge (as of October 31, 2001). The graph shows how the Fund compares to its benchmark for the same period. The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

+ The Morgan Stanley Capital International All-World Index ("MSCI All-World Index") represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.

++ The Morgan Stanley Capital International  Information Technology Index ("MSCI
   Information Technology Index") is comprised of assets from MSCI's developed and emerging markets universes and includes assets from the information technology sector as defined by Morgan Stanley Dean Witter's "Global Industry Classification Standard." The index is composed of the developed and emerging markets countries in the MSCI World Extended and EMF Indices. The index constituents are weighted according to their market capitalizations. Each country's weight within the index will fluctuate over time according to market movements. The index is calculated without dividends and with gross dividends reinvested and is calculated in U.S. dollars and local currency. Past performance is not indicative of future results. Please note than an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                         TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------

 1. MICROSOFT CORP ....................................................... 13.0%

 2. INTERNATIONAL BUSINESS MACHINES CORP ................................. 12.4%

 3. INTEL CORP ...........................................................  8.1%

 4. CISCO SYSTEMS INC ....................................................  6.1%

 5. NOKIA OYJ ............................................................  6.1%

 6. ORACLE CORP ..........................................................  5.1%

 7. ELECTRONIC DATA SYSTEMS CORP .........................................  3.7%

 8. CANON INC ............................................................  3.5%

 9. DELL COMPUTER CORP ...................................................  3.2%

10. SAP AG ...............................................................  3.0%

--------------------------------------------------------------------------------
* As a percentage of total investments.

--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------

         [The table below represents a pie chart in the printed report.]

                               0.3%  Canada
                               3.0%  Germany
                               1.8%  Sweden
                               2.3%  France
                               6.1%  Finland
                              12.2%  Japan
                              74.3%  United States


    5 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                       OCTOBER 31, 2001


  SHARES                            SECURITY                           VALUE
================================================================================
COMMON STOCK -- 100%
CANADA -- 0.3%
       1,373     Nortel Networks Corp.* (Telecommunications)        $     8,004
--------------------------------------------------------------------------------
FINLAND -- 6.1%
       9,500     Nokia Oyj (Telecommunications)                         198,495
--------------------------------------------------------------------------------
FRANCE -- 2.3%
       2,029     Alcatel (Telecommunications)                            30,605
       1,627     STMicroelectronics NV
                   (Electronic Equipment & Instruments)                  45,951
--------------------------------------------------------------------------------
                                                                         76,556
--------------------------------------------------------------------------------
GERMANY -- 3.0%
         962     SAP AG (Computer Software)                              99,506
--------------------------------------------------------------------------------
JAPAN -- 12.2%
       4,000     Canon Inc. (Office Electronics)                        116,202
       2,000     Fujitsu Group (Computers & Peripherals)                 14,786
       5,000     Hitachi (Electronic Equipment & Instruments)            34,069
         800     Kyocera Corp. (Electronic Equipment & Instruments)      54,380
       1,000     Murata Manufacturing Co., Ltd.
                   (Semiconductor Equipment & Products)                  62,671
       5,000     NEC Corp. (Computers & Peripherals)                     45,290
         700     Rohm Co. (Semiconductor Equipment & Products)           74,430
--------------------------------------------------------------------------------
                                                                        401,828
--------------------------------------------------------------------------------
SWEDEN -- 1.8%
      13,551     Ericsson Telecommunications (Telecommunications)        58,691
--------------------------------------------------------------------------------
UNITED STATES -- 74.3%
         602     AOL Time Warner* (Internet Software & Services)         18,788
       1,572     Applied Materials Inc.*
                   (Electronic Product Equipment)                        53,621
       1,404     Broadcom Corp.* (Semiconductor Equipment & Products     48,312
      11,804     Cisco Systems Inc.* (Computer Softwares)               199,724
       1,450     Computer Associates International Inc.
                   (Computer Softwares)                                  44,834
         895     Computer Sciences Corp.* (Computer Softwares)           32,139
       4,384     Dell Computer Corp.* (Computer & Peripherals)          105,128
       1,894     Electronics Data Systems Corp.
                   (Electronic Data Processing Services)                121,917
       1,112     First Data Corp.
                   (Electronic Data Processing Services)                 75,138
       3,290     Hewlett Packard Co. (Computers & Peripherals)           55,371
      10,991     Intel Corp. (Semiconductor Equipment & Products)       268,400
       3,785     International Business Machines Corp.
                   (Computers & Peripherals)                            409,045
       5,562     Lucent Technologies Inc. (Telecommunications)           37,265
         775     Micron Technology Inc.*
                   (Semiconductor Equipment & Products)                  17,639
       7,334     Microsoft Corp.*(Computer Softwares)                   426,472
       3,708     Motorola Inc. (Telecommunications)                      60,700
       3,132     Nortel Networks Corp. (Telecommunications)              18,197
      12,411     Oracle Corp.* (Computer Softwares)                     168,293
         500     Peoplesoft Inc. (Computer Softwares)                    14,885
       1,702     Qualcomm Inc.* (Telecommunications)                     83,602
       1,580     Siebel System Inc* (Applications Softwares)             25,801

                       SEE NOTES TO FINANCIAL STATEMENTS.

   6 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                           VALUE
================================================================================

UNITED STATES (CONTINUED)
       2,199     Solectron Corp.*
                   (Electronic Equipment & Instruments)             $    27,048
       2,087     Symbol Technologies Inc. (Electrical Equipment)         26,818
       2,925     Texas Instruments Inc.
                   (Semiconductor Equipment & Products)                  81,871
       1,894     Yahoo Inc.* (Internet Services)                         20,607
--------------------------------------------------------------------------------
                                                                      2,441,615
--------------------------------------------------------------------------------

                 TOTAL INVESTMENTS
                 (Identified Cost $5,360,970+)                        3,284,695
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY.
+ AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.


                       SEE NOTES TO FINANCIAL STATEMENTS.

   7 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                            OCTOBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost--$5,360,970)                          $3,284,695
   Foreign currency, at value (Cost--$25,666)                            25,327
   Receivable for Investments sold                                       23,028
   Dividend receivable                                                    1,096
   Receivable for open forward foreign currency contract (Note 4)            15
   Receivable from the managerReceivable from the Manager (Note 10)      19,660
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                       3,353,821
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for Investments purchased                                      4,750
   Distribution fees payable                                              2,320
   Payable to Custodian                                                   3,329
   Accrued expenses and other liabilities                                66,227
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                     76,626
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                     $3,277,195
================================================================================
NET ASSETS:
   Par value of capital shares                                              752
   Capital paid in excess of par value                                7,805,564
   Accumulated net investment loss                                       (1,824)
   Accumulated net realized loss from security transactions
     and foreign currencies                                          (2,450,690)
   Net unrealized depreciation of investments and
     foreign currencies                                              (2,076,607)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                     $3,277,195
================================================================================
SHARES OUTSTANDING:
   Class A                                                              161,497
   -----------------------------------------------------------------------------
   Class B                                                              259,291
   -----------------------------------------------------------------------------
   Class L                                                              331,622
   -----------------------------------------------------------------------------
NET ASSET VALUE:
   Class A (and redemption price)                                         $4.38
   -----------------------------------------------------------------------------
   Class B *                                                              $4.35
   -----------------------------------------------------------------------------
   Class L **                                                             $4.35
   -----------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
   Class A (net asset value plus 5.26% of net asset value per share)      $4.61
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)      $4.39
================================================================================

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED LESS THAN ONE YEAR FROM PURCHASE (SEE NOTE 2).

** REDEMPTION  PRICE IS NAV OF CLASS L SHARES  REDUCED BY A 1.00% CDSC IF SHARES
   ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

   8 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED OCTOBER 31, 2001
INVESTMENT INCOME:
   Dividends                                                        $    14,949
   Interest                                                               1,990
   Less: Foreign withholding tax                                         (1,031)
--------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                               15,908
--------------------------------------------------------------------------------
EXPENSES:
   Management fees(Note 2)                                               43,179
   Distribution fees (Note 2)                                            37,347
   Blue Sky fees                                                         80,171
   Shareholder communications                                            13,706
   Audit fees                                                            14,498
   Custody fees                                                          25,728
   Legal fees                                                            16,461
   Directors' fees                                                       10,409
   Transfer agent fees                                                    7,649
   Other                                                                 22,645
--------------------------------------------------------------------------------
   TOTAL EXPENSES                                                       271,793
   Less: Expenses assumed by the Manager (Note 10)                     (134,459)
   Less: Aggregate amount waived by the Manager (Note 2)                (43,179)
--------------------------------------------------------------------------------
   NET EXPENSES                                                          94,155
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                     (78,247)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From:
     Security (excluding short-term securities) and
       foreign currency transactions                                 (2,362,997)
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                             (834,247)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                              (3,197,244)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                              $(3,275,491)
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

   9 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                AUGUST 31, 2000
                                                                (COMMENCEMENT OF
                                                 YEAR ENDED     OPERATIONS) TO
                                              OCTOBER 31, 2001  OCTOBER 31, 2000
================================================================================
OPERATIONS:
   Net investment loss                            $  (78,247)      $   (6,413)
   Net realized loss                              (2,362,997)         (67,872)
   Decrease in net unrealized depreciation          (834,247)      (1,242,360)
--------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM OPERATIONS         (3,275,491)      (1,316,645)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                             (23,560)              --
   Dividends in excess of net investment income         (825)              --
--------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS
     TO SHAREHOLDERS                                 (24,385)              --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                3,092,423        8,937,999
   Net asset value of shares issued for
     reinvestment of dividends                        22,634               --
   Cost of shares reacquired                      (1,631,132)      (2,528,208)
--------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                            1,483,925        6,409,791
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                 (1,815,951)       5,093,146

NET ASSETS:
   Beginning of period                             5,093,146               --
--------------------------------------------------------------------------------
   END OF PERIODS*                                $3,277,195       $5,093,146
================================================================================
* Includes accumulated net investment loss and
  undistributed net investment income:            $   (1,824)      $   21,242
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

   10 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Smith Barney Global Technology Fund is a non-diversified investment fund of the Smith Barney Sector Series Inc. (the "Company"), a Maryland corporation. The Company is registered under the Investment Company of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney Biotechnology Fund and Smith Barney Global Media & Telecommunications Fund. The Fund commenced operations on August 31, 2000.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (m) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, the Fund reclassified $79,915 from paid in capital, $1,174 to accumulated net realized loss and $78,741 to accumulated net investment loss. Net investment income, net realized gains and net assets were not affected by this change; and (n) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

   11 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2.  Management Agreement and
    Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.95% of the average daily net assets. SBFM has delegated the daily management of the Fund to Citigroup Asset Management Ltd. (the "Subadviser"), an affiliate of SBFM. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.65% of the Fund's average daily net assets. The management fees paid amounted to $43,179, of which all was voluntarily waived for the year ended October 31, 2001.

Salomon Smith Barney Inc. acts as the Fund distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPCGlobal Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTCreceives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, the Fund paid transfer agent fees of $7,649 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended October 31, 2001, CDSCs paid to SSB and sales charges received by SSB were approximately:

                              CLASS A      CLASS B      CLASS L
================================================================================
CDSCs                         $   --        $  --       $  --
--------------------------------------------------------------------------------
Sales Charges                 $9,000        $  --       $6,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.
For the year ended October 31, 2001, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
================================================================================
Distribution Plan Fees       $2,701        $14,590      $20,056
================================================================================

All officers and one Director of the Fund are employees of SSB.

3.   Investments

For the period ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $ 3,517,468
--------------------------------------------------------------------------------
Sales                                                               $ 2,005,982
================================================================================

At October 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $    53,276
Gross unrealized depreciation                                       (2,129,890)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(2,076,614)
================================================================================

4.   Forward Foreign Currency Contracts

At October 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                         LOCAL       MARKET      SETTLEMENT      UNREALIZED
FOREIGN CURRENCY       CURRENCY       VALUE         DATE            LOSS
================================================================================
TO BUY
Euro                    24,959       24,944        11/1/01           $15
--------------------------------------------------------------------------------
Net Unrealized Loss
  on Forward Foreign
  Currency Contracts                                                 $15
================================================================================

   12 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

5.   Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expired, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

At October 31, 2001, the Fund did not write any options.

6.   Futures Contracts

Initial margin deposits made upon entering into futures are recognized as assets. Securities equal to the initial margin amount are segregated in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the differences between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, the Fund had no open futures contracts.

7.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

   13 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

8.   Concentration of Risk

The Fund normally invests at least 80% of its assets in technology related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


9.   Capital Shares

At October 31, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2001, total paid-in capital amounted to the following for each class:

                                   CLASS A           CLASS B           CLASS L
================================================================================
Total Paid-in Capital            $1,855,896        $2,522,586        $3,508,573
================================================================================

--------------------------------------------------------------------------------
Transactions in shares of each class were as follows:

                                                             AUGUST 31, 2000
                                                            (COMMENCEMENT OF
                                     YEAR ENDED                OPERATIONS)
                                  OCTOBER 31, 2001         TO OCTOBER 31, 2000
                               -----------------------  ------------------------
                                 SHARES      AMOUNT        SHARES      AMOUNT
================================================================================
CLASS A
Shares sold                      125,761   $  805,056      357,900   $4,023,235
Shares issued on reinvestment        996        6,822           --           --
Shares reacquired               (102,678)    (536,683)    (220,482)  (2,440,781)
--------------------------------------------------------------------------------
Net Increase                      24,079   $  275,195      137,418   $1,582,454
================================================================================
CLASS B
Shares sold                      178,545   $1,204,151      174,643   $1,902,738
Shares issued on reinvestment        906        6,196           --           --
Shares reacquired                (91,583)    (557,277)      (3,220)     (31,051)
--------------------------------------------------------------------------------
Net Increase                      87,868   $  653,070      171,423   $1,871,687
================================================================================
CLASS L
Shares sold                      157,876   $1,083,216      278,101   $3,012,026
Shares issued on reinvestment      1,406        9,616           --           --
Shares reacquired                (99,434)    (537,172)      (6,327)     (56,376)
--------------------------------------------------------------------------------
Net Increase                      59,848   $  555,660      271,774   $2,955,650
================================================================================

10.  Assumption of Expenses

The manager has voluntarily agreed to pay a portion of the expenses of the Fund for the year ended October 31, 2001, which amounted to $134,459 to maintain a voluntary expense limitation of 1.50%, 2.25% and 2.25% for Class A, Class B and Class LShares, respectively, of each classes of shares average daily net assets. This voluntary expense limitation may be discontinued at any time.


11.  Subsequent Event

On November 9, 2001, the Fund merged with Smith Barney Technology Fund.

   14 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:

                                                                AUGUST 31, 2000
                                                               (COMMENCEMENT OF
                                                YEAR ENDED      OPERATIONS) TO
CLASS A SHARES                               OCTOBER 31, 2001  OCTOBER 31, 2000*
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD              $ 8.78           $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss)                    (0.07)           (0.11)
   Net realized and unrealized loss                (4.29)           (2.51)
--------------------------------------------------------------------------------
Total Loss From Operations                         (4.36)           (2.62)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                           (0.04)              --
   Dividends in excess of net investment income**     --               --
--------------------------------------------------------------------------------
Total Distributions                                (0.04)              --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 4.38           $ 8.78
--------------------------------------------------------------------------------
TOTAL RETURN                                      (49.80)%         (22.98)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                 $  707           $1,206
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                         1.50%            1.56%+
   Net investment income (loss)                    (1.12)%           0.39%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                               46%               5%
================================================================================
NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

      Net investment loss per share               $(0.30)          $(0.11)
      RATIOS:
      Expenses to average net assets                5.41%           10.36%+
      Net investment loss to average net assets    (5.04)%          (8.41)%+
================================================================================

* NOTE:THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE SHARES DURING THE PERIOD.
** THE PER SHARE AMOUNT IS UNDER $0.01.
+  ANNUALIZED.
++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

   15 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:
                                                                AUGUST 31, 2000
                                                               (COMMENCEMENT OF
                                                YEAR ENDED      OPERATIONS) TO
CLASS B SHARES                               OCTOBER 31, 2001  OCTOBER 31, 2000*
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD              $ 8.77           $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                             (0.11)           (0.16)
   Net realized and unrealized loss                (4.28)           (2.47)
--------------------------------------------------------------------------------
Total Loss From Operations                         (4.39)           (2.63)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                           (0.03)              --
   Dividends in excess of net investment income**     --               --
--------------------------------------------------------------------------------
Total Distributions                                (0.03)              --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 4.35           $ 8.77
--------------------------------------------------------------------------------
TOTAL RETURN                                      (50.16)%         (23.07)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                 $1,128           $1,503
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                         2.25%            2.29%+
   Net investment loss                             (1.88)%          (1.15)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                               46%               5%
================================================================================

NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

   Net investment loss per share                  $(0.34)          $(0.16)
   RATIOS:
   Expenses to average net assets                   6.16%           11.08%+
   Net investment loss to average net assets       (5.79)%          (9.95)%+
================================================================================

* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.

** THE PER SHARE AMOUNT IS UNDER $0.01.

+  ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

   16 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK:
                                                                AUGUST 31, 2000
                                                               (COMMENCEMENT OF
                                                YEAR ENDED      OPERATIONS) TO
CLASS L SHARES                               OCTOBER 31, 2001  OCTOBER 31, 2000*
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD              $ 8.77           $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                             (0.11)           (0.16)
   Net realized and unrealized loss                (4.28)           (2.47)
--------------------------------------------------------------------------------
Total Loss From Operations                         (4.39)           (2.63)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                           (0.03)              --
   Dividends in excess of net investment income**     --               --
--------------------------------------------------------------------------------
Total Distributions                                (0.03)              --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 4.35           $ 8.77
--------------------------------------------------------------------------------
TOTAL RETURN                                      (50.16)%         (23.07)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)                 $1,442           $2,383
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                         2.25%            2.28%+
   Net investment loss                             (1.88)%          (1.23)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                               46%               5%
================================================================================

NOTE: IF THE MANAGER OF THE FUND HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES, THE NET INVESTMENT LOSS PER SHARE AND THE RATIOS WOULD HAVE BEEN AS
FOLLOWS:

      Net investment loss per share               $(0.34)          $(0.16)
      RATIOS:
      Expenses to average net assets                6.17%           11.08%+
      Net investment loss to average net assets    (5.80)%         (10.03)%+
================================================================================

* NOTE: THE PER SHARE AMOUNTS WERE COMPUTED USING MONTHLY AVERAGE OF SHARES DURING THE PERIOD.

** THE PER SHARE AMOUNT IS UNDER $0.01.

+  ANNUALIZED.

++ TOTAL RETURN IS NOT ANNUALIZED,  AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

   17 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Global Technology Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2001, the related statements of operations, the statements of changes in net assets and financial highlights for the year ended October 31, 2001 and for the period August 31, 2000 (Commencement of Operations) through October 31, 2001. These financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, the results of its operations, the changes in its net assets and financial highlights for the year ended October 31, 2001 and for the period August 31, 2000 through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


                                                                 /s/ KPMG LLP

New York, New York
December 12, 2001

   18 SMITH BARNEY GLOBAL TECHNOLOGY FUND | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------
        DIRECTORS                               INVESTMENT MANAGER
        Herbert Barg                            Smith Barney Fund Management LLC
        Alfred J. Bianchetti
        Martin Brody
        Dwight B. Crane                         INVESTMENT SUBADVISER
        Burt N. Dorsett                         Citigroup Asset Management Ltd.
        Elliot S. Jaffe
        Stephen E. Kaufman
        Joseph J. McCann                        DISTRIBUTORS
        Heath B. McLendon, Chairman             Salomon Smith Barney Inc.
        Cornelius C. Rose, Jr.
        James J. Crisona, Emeritus
                                                CUSTODIAN
                                                State Street Bank & Trust Co.
        OFFICERS
        Heath B. McLendon
        President and Chief Executive Officer   TRANSFER AGENT
                                                Citi Fiduciary Trust Company
        Lewis E. Daidone                        125 Broad Street, 11th Floor
        Senior Vice President and Treasurer     New York, New York 10004

        Irving P. David
        Controller                              SUB-TRANSFER AGENT
                                                PFPCGlobal Fund Services
        Christina T. Sydor                      P.O. Box 9699
        Secretary                               Providence, Rhode Island
                                                02940-9699
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SMITH BARNEY GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                             This report is submitted for
                                             general information of the
                                             shareholders of Smith Barney Sector
                                             Series Inc. -- Smith Barney Global
                                             Technology Fund, but it may also be
                                             used as sales literature when
                                             preceded or accompanied by the
                                             current Prospectus, which gives
                                             details about charges, expenses,
                                             investment objectives and operating
                                             policies of the Fund. If used as
                                             sales material after January 31,
                                             2002, this report must be
                                             accompanied by performance
                                             information for the most recently
                                             completed calendar quarter.


                                             SMITH BARNEY GLOBAL TECHNOLOGY FUND
                                             Smith Barney Mutual Funds
                                             125 Broad Street, MF-2
                                             New York, New York 10004



                                             For complete information on any
                                             Smith Barney Mutual Funds,
                                             including management fees and
                                             expenses, call or write your
                                             financial professional for a free
                                             prospectus. Read it carefully
                                             before you invest or send money.



                                             www.smithbarney.com/mutualfunds


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                                             mark of Salomon Smith Barney Inc.

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